UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                (AMENDMENT NO. 1)

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Check the appropriate box:

    /x/ Preliminary Information Statement
    / / Confidential, For Use of the Commission only (as permitted by Rule
        14c-5(d)(2))
    / / Definitive Information Statement

                               AGE RESEARCH INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4)  Proposed maximum aggregate value of transaction:



/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                               AGE RESEARCH, INC.
                         31003 Rancho Viejo Road, #2102
                     San Juan Capistrano, California, 912675

                    NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

                                  October 10, 2003

To Shareholders of AGE RESEARCH, Inc.:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of a majority of our shareholders, dated May 28, 2003, in lieu of a special meeting of the shareholders. The following actions will be effective on or about Oct ___, 2003:


         1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

         2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

         3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

         4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.

This Notice and the attached Information Statement are being circulated to advise the shareholders of certain actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.


                                         By Order of the Board of Directors,

                                         /s/ Richard F. Holt
                                             ---------------
                                             Richard F. Holt, Chief Accounting
                                             Officer and Director.

                               AGE RESEARCH, INC.
                         31003 Rancho Viejo Road, #2102
                     San Juan Capistrano, California, 912675

                              INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This Information Statement is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as Amended, by AGE RESEARCH INC., a Delaware corporation, in connection with certain actions to be taken by the written consent by the majority shareholders of AGE RESEARCH, dated May 28, 2003.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS October __,
2003.

We anticipate that the actions contemplated by this Information Statement will be affected on or about the close of business on October __, 2003.

The actions to be effective twenty days after the mailing of this Information Statement, are as follows:

         1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

         2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

         3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

         4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000.



Shareholders of record at the close of business on May 28, 2003 (the "Record Date") are entitled to notice of the action to be effective on or about October __, 2003. As of the Record Date, our authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share, of which 68,759,301 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution dated May 28, 2003; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Shareholders of record at the close of business on May 28, 2003 are being furnished copies of this Information Statement. The principal executive office of the Company is located at 31103 Rancho Viejo Road, #2102, San Juan Capistrano, California 92675 and the Company's telephone number is (800) 597-1970.

SHAREHOLDER DISSENTER'S RIGHT OF APPRAISAL

The General Corporate Law of Delaware does not provide for dissenter's rights of appraisal in connection with the proposed actions.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED IN THIS INFORMATION STATEMENT.


                    MATTERS SET FORTH IN THE WRITTEN CONSENTS

The Written Consents contain:

(i) A Resolution dated May 28, 2003, to amend the Certificate of Incorporation in order to provide for 1) change the Company name from AGE Research, Inc. to Enstruxis, Inc., 2) to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock, and 3) to increase the authorized number of shares of our common stock from 100,000,000 shares to 750,000,000 shares.

(ii) a Resolution dated May 28, 2003, to approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration to be paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

Shareholders representing 59.5% of the votes of the currently issued and outstanding shares of Common Stock have executed the Written Consents, thereby ensuring the stock combination. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of March 28, 2003:


                                      Common Shr's Votes/Shr.  Common Votes  % of Total
                                                                               Votes
------------------------------------  -----------------------  ------------------------
Total Common Issued and Outstanding
Votes Possible                                             1   68,759,301   100.00%
Votes by Written Consent
For all proposals
Beneficial Owner
--------------------------------------------------------------------------------------
Wendy Holt                               5,000,000         1    5,000,000      7.3%
Bonnie Holt and Richard F. Holt         10,651,833         1   10,651,833     15.5%
Richard B. Holt                          5,400,000         1    5,400,000      7.8%
Jean S. Armstrong                        8,665,050         1    8,665,050     12.6%
Mark Scharmann                           5,193,100         1    5,193,100      7.5%
Eldridge D. Huntington                   6,000,000         1    6,000,000      8.8%

Total                                   40,909,983         1   40,909,983     59.5%

                                  VOTE REQUIRED

         As of May 28, 2003 (the dates of the Written Consents), 68,759,301 shares of Common Stock were issued and outstanding with 40,909,983 votes acquired thus, Stockholders representing no less than 34,379,651 votes from Common Stock were required to execute the Written Consents to effect the matter set forth therein. As discussed under "Matters Set Forth in the Written Consents," shareholders owning approximately 40,909,986 votes, or 59.5% of the votes of Common Stock, have executed the Written Consents and delivered them to the Company as required by law within the 60 day period, thereby ensuring the approval of the proposals.

Business of Age Research, Inc. (Registrant)
-------------------------------------------

Since December 1987, Age Research, Inc. ("AGE") has marketed its RejuvenAge products to physicians practicing skin therapy medical specialties. The RejuvenAge products are non-prescription skin care products that do not contain Retin-A or any other prescription drug. In addition to the RejuvenAge products, Age sells a proprietary moisturizing shaving cream for sensitive or irritated beard conditions called Bladium.

Age owns the formulations for both the RejuvenAge and Bladium products. The products are manufactured by independent contractors.

The sales activity of Age is limited with sales for the prior years ending December 31, 2002, 2001 and 2000 being $7,894, $8,277 and $14,257 respectively.

In May 2000, Age vacated its warehouse facility. Any current inventory is stored at the president's house.

         Age enters into Acquisition
         ---------------------------

Shareholders of Age holding a majority of Age's common stock approved the acquisition of The Varsity Group, Inc., a Missouri corporation. The Varsity Group, Inc., is based in St. Louis, Missouri. The Varsity Group provides Human Resources services including payroll, benefits and employee-related administration and support services to small business clients primarily in the Midwest. The Varsity Group is incorporated in Missouri and has been in business since 1992.

         Consideration (terms) for the transaction
         -----------------------------------------

The total consideration to be paid is 9,343,920 post reverse split AGE common shares that will be issued to Varsity shareholders in exchange for 100% of Varsity's issued and outstanding common shares. The AGE shares issued are to be equal 80% of the Company's total shares outstanding upon completion of the acquisition.

         Reason for engaging in transaction
         ----------------------------------

We felt that putting a private company into Age would give the shareholders their best chance to realize a favorable value and return from their investment.

         Vote required for approval of the transaction
         ---------------------------------------------

Approval by the majority of the issued and outstanding shares is required for this transaction. As of May 28, 2003 (the dates of the Written Consents), 68,759,301 shares of Common Stock were issued and outstanding with 40,909,983 votes acquired, thus, stockholders representing no less than 34,379,651 votes from Common Stock were required to execute the Written Consents to effect the matter set forth therein.

         Material differences in the rights of Age's security holders as a
         -----------------------------------------------------------------
         result of this transaction.
         ---------------------------

There are no differences in the rights of Age's security holders as a result of this transaction, however subsequent to the acquisition Age's security holders will own a smaller percentage of Age's shares outstanding.

         Accounting treatment of this transaction
         ----------------------------------------

In accordance with accounting principles generally accepted in the United States, Age will account for the acquisition using the purchase method of accounting. Under this method of accounting, Age will record the market value of its common stock issued in the acquisition and the amount of direct transaction costs associated with the acquisition as the estimated purchase price of acquiring Varsity. Age will allocate the estimated purchase price to the net tangible assets acquired, based on their respective fair values at the date of the completion of the acquisition. Any excess of the estimated purchase price over the fair value of net assets acquired will be accounted for as goodwill.

In accordance with the Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," goodwill resulting from the business combination currently estimated at $1,661,305, will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present).

In the event that Age's management determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made. The amounts listed in the above paragraph are only preliminary estimates; however, actual amounts may differ from these estimates.

         Federal income tax consequences of the transaction, if material.
         ----------------------------------------------------------------

General

The following discussion describes the material U.S. federal income tax consequences of the exchange of shares of Varsity's capital stock for Age common stock pursuant to the acquisition that are generally applicable to holders of Varsity capital stock. This discussion is based on currently existing provision of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to Varsity stockholders as described herein. Neither Varsity nor Age has requested nor will request a ruling from the Internal Revenue Service with regard to any of the tax consequences of the acquisition.

Varsity stockholders should be aware that this discussion does not deal with all U.S. federal income tax considerations that may be relevant to particular Varsity stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, insurance companies, tax-exempt organizations, financial institutions, or broker-dealers, who hold their shares as part of a hedge, straddle, conversion or other risk-reduction transaction, who do not hold their Varsity stock as capital assets, who hold their Varsity stock through a partnership or other pass-through entity or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions. In particular, this discussion does not discuss the tax consequences of payments that may be subject to the "golden parachute" provisions of the Code. In addition, unless specifically addressed below, the following discussion does not address the tax consequences of the acquisition under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the acquisition (whether or not any such transactions are undertaken in connection with the acquisition), including without limitation any transaction in which shares of Varsity capital stock are acquired or shares of Age common stock are disposed of, or the tax consequences of any receipt of rights to acquire Age common stock.

Accordingly, Varsity stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the acquisition, including the applicable federal, state, local and foreign tax consequences.

Federal Income Tax consequences if the Acquisition Qualifies as a Reorganization

Assuming the acquisition qualifies as a reorganization within the meaning of
Section 368(a) of the Code and the acquisition is completed under the current terms of the acquisition agreement, the following U.S. federal income tax consequences generally will result:

- No gain or loss will be recognized by holders of Varsity capital stock solely upon their receipt of Age common stock, in exchange for such Varsity capital stock in the acquisition (except with respect to cash received in lieu of fractional shares as discussed below)

- The aggregate tax basis of the Age common stock received by each Varsity stockholder in the acquisition will be the same as the aggregate tax basis of the Varsity capital stock surrendered by such Varsity stockholder in exchange therefore.

- The holding period of the Age common stock received by each Varsity stockholder in the acquisition will include the period for which the Varsity capital stock surrendered in exchange therefore was considered to be held, provided that the Varsity capital stock so surrendered is held as a capital asset at the time of the acquisition.

- Any cash payment received by a holder of Varsity capital stock in lieu of a fractional share of Age common stock will be treated as if such fractional share had been issued in the acquisition and then redeemed by Age. A Varsity stockholder receiving such cash will recognize gain or loss upon such payment, measured by the difference, if any, between the amount of cash received and the basis in such fractional share. The gain or loss will be capital gain or loss provided that the shares of Varsity capital stock were held as capital assets and will be long-term capital gain or loss if the Varsity capital stock exchanged for that fractional share of Age common stock had been held for more than one year at the time of the acquisition. However, if the receipt of cash instead of fractional shares is essentially equivalent to a dividend (determined by application of Section 302 of the Code on a stockholder by stockholder basis), some or all of this gain may be treated as a dividend and taxed as ordinary income.

- If a Varsity stockholder dissents to the acquisition and receives solely cash in exchange for such stockholder's Varsity capital stock, such cash generally will be treated as a distribution in redemption of such stockholder's Varsity capital stock. Where such stockholder owns no Age common stock either directly or by reason of certain attribution rules set forth in the Code, the stockholder should recognize gain or loss measured by the difference between the amount of cash received and the adjusted tax basis of the Varsity capital stock surrendered. Different tax consequences will apply to any interest awarded by a court to a dissenting Varsity stockholder.

U.S. Federal Backup Withholding

A holder of Varsity capital stock may be subject, under some circumstances, to backup withholding at a rate of 30% with respect to certain payments made in the acquisition unless the holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the holder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

         Regulatory approvals
         --------------------

State of Federal regulatory approval is not required in connection with this transaction.

         Reports, opinions, appraisals
         -----------------------------

No report, opinion or appraisal relating to this transaction was requested or received.

Reports to security holders
---------------------------

Age is a reporting company under Section 12(b) or (g) of the Securities Exchange Act of 1934 and files all required reports with the Securities and Exchange Commission.

The public may read and copy any materials Age files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Also, you may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains the reports, proxy and information statements, and other information that Age files electronically with the SEC. The SEC website address is http://www.sec.gov.

Description of Property
-----------------------

Age does not possess any property. Age vacated its warehouse facility in May 2000. The remaining minimal inventory is stored at the president's house.

Legal Proceedings
-----------------

None

Market for common equity and related stockholder matters
--------------------------------------------------------

The table below sets forth, for the respective periods indicated, the prices for Age's common stock in the over-the-counter market as reported by the NASD's OTC Bulletin Board. Age's common stock was cleared for quotations on the OTCBB in January 2000 under the symbol "AGER". The bid prices represent inter-dealer quotations, without adjustments for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

                                              High Bid      Low Bid
                                              --------      -------
Fiscal Year Ended December 31, 2002
-----------------------------------
First, Second, Third and Fourth Quarter         .05           .00

Fiscal Year Ended December 31, 2001
-----------------------------------
First, Second, Third, and Fourth Quarter        .08           .03

Fiscal Year Ended December 31, 2000
-----------------------------------
First, Second, Third, and Fourth Quarter        .06           .03

         Holders
         -------

At March 31, 2003, the Company had approximately 275 shareholders of record based on information provided by the Company's transfer agent.

         Dividends
         ---------

Since its inception, Age has not paid any dividends on its Common Stock, and Age does not anticipate that it will pay dividends in the foreseeable future.

         Securities authorized for issuance under equity compensation plans
         ------------------------------------------------------------------

None.





Financial Statements - AGE Research, Inc.
-----------------------------------------

         1. Audited Consolidated Financial Statements a. Period Ending December 31, 2002 - Exhibit B, page 25 b. Period Ending December 31, 2001 - Exhibit C, page 33 c. Period Ending December 31, 2000 - Exhibit D, page 43


         2. Interim Consolidated Financial Statements Period Ending June 30, 2003 - Exhibit E. page 52


         3.       Proforma Consolidated financials -
                  a. Period Ending June 30, 2003 - Exhibit F, page 59 b. Period Ending December 31, 2002 - Exhibit G, page 64









Selected financial Data - Age Research, Inc.

                                                            Year ending December 31,                     June 30,
                                                            ------------------------                     --------
                                           1998          1999         2000         2001         2002         2003
                                           ----          ----         ----         ----         ----         ----

Net sales                             $  17,457        19,519       14,257        8,277        7,894        3,913
Income (loss) from continuing oper       (7,988)      (18,919)      (7,861)     (10,266)     (11,633)     (77,975)
     Per common share                    (.0001)       (.0003)        (.00)        (.00)        (.00)        (.04)
Total Assets                             12,982        11,524        4,877        3,152        1,062        1,498
Long term liabilities                    96,602*            -            -            -            -            -
Total liabilities                       127,691         5,130        6,344       14,885       16,929       22,101

                                                     * Notes due stockholders converted to equity in 1999


Supplementary financial information - Age Research, Inc.
--------------------------------------------------------

                                    Year 2001                            Year 2002                   Year 2003
                                    ---------                            ---------                   ---------
                          Q1       Q2       Q3       Q4       Q1        Q2      Q3         Q4       Q1        Q2
                          --       --       --       --       --        --      --         --       --        --

Net sales              2,122     2,208     820     3,127    3,073     1,888    1,670     1,263     2,182     1,731
Gross profit           1,781     1,857     724     2,769    2,614     1,623    1,421     1,025     1,852     1,529
Income (loss)         (5,417)     (572)   (749)   (3,528)  (3,462)   (2,367)  (1,719)   (4,085)   (2,714)  (75,261)
Per share                .00       .00     .00       .00      .00       .00      .00      .00        .00       .03

Management's discussion and analysis of financial condition and results of
--------------------------------------------------------------------------
operations.
-----------

Results of Operations

------------------------------------------------------------------
Three and Six Months Ended June 30, 2003 compared to June 30, 2002
------------------------------------------------------------------
For the three and six month period ended June 30, 2003, our revenues were approximately $1,731 and $3,913 respectively, for a decrease of $157 and $1,048 respectively from the same periods in 2002.

Cost of goods sold for the three and six month period ended June 30, 2003, were $202 and $532 respectively, for a decrease of $63 and of $192 respectively from the same periods in 2002.

Gross profit for products and services was $1,529 and $3,381 for the three and six months ended June 30, 2003, a decrease of $94 and $856 the same periods prior year.

Selling General & Administrative expense for three and six month period ended June 30, 2003 were $76,700 and $80,328 respectively, for an increase of $72,819 and $71,263 from the same periods in 2002.

The net losses from operations for the three and six months ended June 30, 2003 were $75,171 and $76,947 respectively, for an increase of $72,913 and $72,119 from the same periods prior year.

----------------------------------------------------------
Year ended December 31, 2002 Compared to December 31, 2001
----------------------------------------------------------
Revenues and Costs of Sales. For the fiscal year ended December 31, 2002, the Company had sales of $7,894, with cost of goods sold of $1,211. For the fiscal year ended December 31, 2001, the Company had sales of $8,277, with cost of goods sold of $1,146. Selling, general and administrative expenses for 2002 were $17,059, compared to selling, general and administrative expenses for 2001 of $16,400. Management believes that for the Company to have any significant increase in sales volume the Company will require substantial expenditures in advertising. The expenses in 2002 and 2001 are primarily attributable to the preparation and filing of periodic reports under Section 13 and/or 15(d) of the Exchange Act. The slightly higher expenses in 2002 were attributed primarily to higher accounting and legal expenses. The net loss from operations for 2002 was $10,375 compared to net loss from operations for 2001 of $9,269.

----------------------------------------------------------
Year ended December 31, 2001 Compared to December 31, 2000
----------------------------------------------------------
Revenues and Costs of Sales. For the fiscal year ended December 31, 2001, the Company had sales of $8,277, with cost of sales of $1,146, for a gross profit of $7,131. For the fiscal year ended December 31, 2000, the Company had sales of $14,257, with cost of sales of $5,776, for a gross profit of $8,481. Sales declined due to the lack of any marketing program. Cost of sales decreased as a percentage of total sales, but management believes that such sales costs have been reduced to a minimum already and cannot be decreased further. Management believes that for the Company to have any significant increase in sales volume the Company will require substantial expenditures in advertising.

General and Administrative Expense. Total operating expenses for 2001 were $16,400, compared to total operating expenses for 2000 of $15,553. The expenses in 2001 and 2000 are primarily attributable to the preparation and filing of periodic reports under Section 13 and/or 15(d) of the Exchange Act. The higher expenses in 2001 were attributed primarily to higher accounting and legal expenses. The net loss from operations for 2001 was $9,269 compared to net loss from operations for 2000 of $7,072.

-------------------------------
Liquidity and Capital Resources
-------------------------------
Historically, the Company has financed its operations through a combination of cash flow derived from operations and debt and equity financing. At June 30, 2003, we had a working capital deficit of $20,603 based on current assets of $1,498 and current liabilities of $22,101. At December 31, 2002, the Company had a working capital deficit of $15,867 based on current assets of $1,062 consisting of cash $310, and accounts receivable of $752, and current liabilities $16,929, consisting of accounts payable and accrued expenses of $8,429 and officers' loan of $8,500.

Based on its current marketing program and sales, it is clear that the Company will have to increase its sales volume significantly in order to have profitable operations. At this time, however, the Company does not have any working capital to expand its marketing efforts.

The Company proposes to finance its needs for additional working capital through some combination of debt and equity financing. Given its current financial condition, it is unlikely that the Company could make a public sale of securities or be able to borrow any significant sum from either a commercial or private lender. The most likely method available to the Company would be the private sale of its securities. There can be no assurance that the Company will be able to obtain such additional funding as needed, or that such funding, if available, can be obtained on terms acceptable to the Company.

Business of The Varsity Group (acquired Company)
------------------------------------------------

The Varsity Group, LLC ("VARSITY") was incorporated as a Missouri corporation in August 1990. Varsity is a full service regional Administrative Employer Organization. Varsity's primary service provides employee related administrative and support services to approximately 65 small businesses clients in six states in which we are licensed to provide these services. Our clients outsource their employee related administrative duties to us in the areas of state and federal regulatory compliance; payroll preparation and production; and employee health and retirement benefits.

Varsity's income is derived from administrative fees earned by charging for the production and processing of client's payroll. The fee is a percentage of the client's payroll. The administrative fee percentage charged varies based on the level of client risk we assume from our clients. Our clients with whom we receive payment in advance of our payroll delivery represent a lower level of risk and therefore pay a lower administrative fee than for those clients for whom we carry their payroll awaiting payment which pay fees at a higher rate based on a higher level of risk to our company.

Varsity also earns fees for providing advisory services to their small business clients. To minimize risk, Varsity maintains a close relationship with its small business clients. This customer-client relationship provides Varsity with a view into the client's operations, including finance and marketing plus challenges that our client's business is facing at that time. Using the knowledge gained, Varsity has been able to offer advice and tailor support services in areas beyond its core employee related services. These areas that Varsity has been able to offer support include the areas of operations, finance and marketing. Varsity expects revenue growth in these advisory areas.

Varsity feels that certain aspects of its business that is related to assumption of payroll risk and providing structural advisory services differentiate it from other firms in the industry who primarily specialize in human resource or business process out-sourcing.

Varsity's mission is to provide its small business clients support services which promote growth, access to capital and liquidity. Varsity's long term goal is to assemble a national footprint to deliver its services to small business throughout the United States. To this end, Varsity intends to establish a front line sales presence in several (to be determined) keys growth markets throughout the United States. The marketing identity for our larger national small business financial services initiative is Enstruxis. Varsity's target market is small businesses with fewer than 100 employees.

         Varsity shareholders approve transaction
         ----------------------------------------

Shareholders of 100% of Varsity's common stock approved the transaction of being acquired by Age Research, Inc.

         Consideration (terms) for the transaction
         -----------------------------------------

The total consideration to be received by Varsity is 9,343,920 post reverse split common shares of Age research, Inc., which will be issued to Varsity shareholders in exchange for 100% of Varsity's issued and outstanding common shares. The AGE shares issued are to be equal 80% of the Company's total outstanding shares after the acquisition.

         Reason for engaging in transaction
         ----------------------------------

Varsity feels that being a public entity will facilitate its goal of growing on a national basis as well as provide the means to attract funding if needed to achieve its goal.

         Vote required for approval of the transaction
         ---------------------------------------------

Varsity received approval from 100% of its shareholders.

Description of Property
-----------------------

Varsity's principal offices are located at 12755 Olive Street, Suite 400, St. Louis, Missouri, 63141, and the telephone number is (314) 317-7200. Varsity leases 7,538 square feet on the first floor of the building through 7/31/2005.

Legal Proceedings
-----------------

None

Financial Statements - The Varsity Group, Inc.
----------------------------------------------


         1. Audited Consolidated Financial Statements Period Ending December 31, 2002 and 2001 - Exhibit H, page 69


         2. Interim Consolidated Financial Statements Period Ending June 30, 2003 - Exhibit I. page 81


Selected financial Data: The Varsity Group, Inc.
------------------------------------------------

                                                   _________($000)_________________
                                           Year ending December 31,             June 30,
                                         1999       2000        2001        2002        2003

Net sales                             $ 29,421   $ 44,553    $ 64,158    $ 59,009    $ 25,210
Income (loss) from continuing oper          25       (209)       (244)       (623)       (199)
     Per common share                        -          -           -           -           -
Total Assets                             2,189      1,976       2,581
Long term liabilities                        -          -           -           -           -
Total liabilities                        3,520      2,908       4,141

Supplementary financial information
-----------------------------------

                                   _____________________($000,000)__________________
                        Year 2001                    Year 2002                  Year 2003
                Q1      Q2     Q3    Q4      Q1      Q2        Q3     Q4       Q1       Q2
                --      --     --    --      --      --        --     --       --       --
Net sales      $16     $16    $16   $16     $14      $15      $14    $15      $13      $12
Gross profit    .3      .4     .3    .3      .3       .4       .3     .3       .3       .2
Income (loss)  (.4)    (.5)   (.4)  (.4)    (.5)     (.6)     (.6)   (.6)     (.1)     (.1)
Per share      .00     .00    .00   .00     .00      .00      .00    .00      .00      .00


Management's discussion and analysis of financial condition and results of
--------------------------------------------------------------------------
operations.
-----------

Results of Operations

------------------------------------------------------------------
Three and Six Months Ended June 30, 2003 compared to June 30, 2002
------------------------------------------------------------------

For the three and six month period ended June 30, 2003, our revenues were approximately $12,604,950 and $25,209,900 respectively, for a decrease of $2,147,321 and $4,294,642 respectively, for the same periods in 2002.

Direct Costs for the three and six month period ended June 30, 2003, were $12,352,801 and $24,705,602 respectively, for a decrease of $2,074,139 and
$4,148,278 respectively from the same periods in 2002.

Gross profit for services was $252,149 and $504,298 for the three and six months ended June 30, 2003, a decrease of $73,182 and $146,364 over the same prior periods. The gross profit percentage rate for the three and six month ended June 30, 2003 was 2.0% and 2.0% respectively compared to a gross profit percentage of 2.2% and 2.2% for the same prior year period.

Operating expenses for the three and six month period ended June 30, 2003 was $414,257 and $828,514 respectively for a decrease of $163,541 and $327,082 from the same period prior year. The decrease is attributable to the reduction of General and Administrative expenses of $106,964 and $213,927 for the three and six month ended June 30, 2003 compared to the same prior periods in 2002. Furthermore the decrease is attributable to the decrease in Salaries, Wages and Benefit expense of $56,578 and $113,155 for the three and six month ended June 30, 2003.

Net loss for the three and six month period ended June 30, 2003, were $96,981 and $193,963 respectively, for a decrease $99,899 and $199,797 from the same periods prior year.


----------------------------------------------------------
Year ended December 31, 2002 Compared to December 31, 2001
----------------------------------------------------------

For the fiscal year ended December 31, 2002, Varsity had revenues of $59,009,084, for a decrease of $5,149,515, for the same period in 200l.

For the fiscal year ended December 31, 2002, Varsity had direct costs of $57,707,761, for a decrease of $5,121,817, for the same period in 2001.

Gross profit for services was $1,301,323 for the year ended December 31, 2002, a decrease of $27,698 over the prior fiscal year. The gross profit percentage rate for the year ended December 31, 2002 was 2.2%, an increase of .1% for the same period in 2001.

Operating expenses for the year ended December 31, 2002 was $2,311,192 for an increase of $570,328 from the same prior period. The raise is attributable to the increase of general and administrative expense of $322,344. In addition the increase is due to the increase in and salaries, wages, benefits and payroll tax expense of $247,984.

The net loss from operations for 2002 was $787,519 compared to the net loss from operations for 2001 of $379,091.

----------------------------------------------------------
Year ended December 31, 2001 Compared to December 31, 2000
----------------------------------------------------------

For the fiscal year ended December 31, 2001, the Company had revenues of $64,158,599, for an increase of $9,894,813, for the same period in 2000.

For the fiscal year ended December 31, 2002, the Company had direct costs of $62,829,578, for an increase of $10,130,100, for the same period in 2000.

Gross profit for services was $1,329,021 for the year ended December 31, 2001, a decrease of $235,287 over the prior fiscal year. The gross profit percentage rate for the year ended December 31, 2001 was 2.1%, a decrease of .8% for the same period in 2000.

Operating expenses for the year ended December 31, 2001 was $1,740,864 for an increase of $478,777 for the same prior period. The raise is attributable to the increase of general and administrative expense of $61,646. In addition the increase is due to the raise in and salaries, wages, benefits and payroll tax expense of $417,131.

The net loss from operations for 2001 was $379,091 compared to the net loss from operations for 2000 of $313,347.


-------------------------------
Liquidity and Capital Resources
-------------------------------

On June 30, 2003 Varsity had assets of $2,729,295 compared to $2,159,844 on December 31, 2002, an increase of $569,451. The raise is due to the increase of $108,455 in prepaid expenses and $532,538 in accounts receivable. The increase is slightly offset by a decrease in cash of $51,947.

On June 30, 2003 Varsity had liabilities of $4,283,932 compared to $3,520,518 on December 31, 2002, an increase of $763,414. The increase is primarily a result of a note payable increase and a bank overdraft of $449,630 and $483,827 respectively. In addition liabilities rose due to increases in accrued payroll taxes and accrued benefits of $472,551 and $69,267 respectively. The overall increase was offset by reduction in pre-funded payroll and accounts payable of $330,176 and $525,877 respectively.

As of June 30, 2003 Varsity's working capital position decreased $193,963 from a negative $1,360,674 at December 31, 2002 to a negative $1,554,637 at June 30, 2003.

Net cash used by operating activities for the six months ended June 30, 2003 amounted to $610,219, which mainly consists of the six month operating loss of $193,632, payment of prepaid expenses of $108,454, account payable payment of $330,176, pre-funded payment of $525,877 and a decrease in accounts receivable of $532,538. Offset by a bank overdraft of $483,826, depreciation expense of $26,421, and accrued expense of $571,009.

Net cash from investment activities for the six months ended June 30, 2003 amounted to $6,358 which was cash used to purchase equipment.

Financing activity for the six months ended June 30, 2003 generated net cash of $564,630, consisting of advances from officers of $115,000 and a bank note of $449,630.

---------------
Going Concern
---------------

     As shown in the accompanying financial statements, Varsity incurred a net loss of $787,519 during the year ended December 31, 2002, and as of that date, the Company's current liabilities exceeded its current assets by $1,543,966 and its total liabilities exceeded its total assets by $1,360,674. Those factors create an uncertainty about the Company's ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management's successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.


Summary of Investments--Other than Investments in Related Parties
-----------------------------------------------------------------

NA


Real Estate and Accumulated Depreciation
----------------------------------------

NA


Mortgage Loans on Real Estate
-----------------------------

NA

CHANGE NAME OF OUR COMPANY TO ENSTRUXIS, INC.

To reflect the new business and direction of the Company, we felt that a name change was appropriate. The name chosen by the shareholders holding a majority of Age's common stock was Enstruxis, Inc.


PURPOSES OF THE REVERSE SPLIT

The main purpose for the Reverse Split would be to provide for the acquisition of the Varsity Group. The terms of the acquisition agreement call for the Varsity shareholders to receive 80% of the outstanding shares of AGE. A reverse split would reduce the number of the shares outstanding thus providing for an adequate amount of shares to be available for the acquisition.

Another purpose of the Reverse Split would be to increase the market price of our Common Stock. We believe a reverse split may increase the market price of our stock which may help in making our common stock a more viable tool to attract working capital and as a form of consideration for potential acquisitions.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL BE ABLE TO MAINTAIN ITS MARKET PRICE PER SHARE AND THUS UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders at the time of the split, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. However, shares issued in connection with the acquisition of The Varsity Group, acquiring working capital, or future acquisitions would most likely dilute the value of shares held by individual shareholders. There are no anti-dilution protections for the debt holders. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

         CERTAIN EFFECTS OF THE REVERSE SPLIT

The following table illustrates the effect that the Reverse Split would have on the 68,759,301 shares of Common Stock that were outstanding on May 28, 2003:


     COMMON SHARES:
     --------------
                                                               PRIOR TO        AFTER 1 FOR 2    AFTER 1 FOR 35
     NUMBER OF SHARES                                           REVERSE           REVERSE            REVERSE
                                                              STOCK SPLIT       STOCK SPLIT        STOCK SPLIT

     Common Stock:
     Authorized.......................................        100,000,000        100,000,000       100,000,000

      Shares Outstanding (1)........................           68,759,301         34,379,651         1,964,551

      Shares Available for Future
      Issuance .....................................           31,240,699         65,620,349        98,035,449




     (1) Gives effect to the Reverse Split, excluding the new shares to be issued in lieu of fractional shares. Stockholders should recognize that, the reverse split will reduce the number of shares they own by a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the reverse split divided by the Exchange Number (i.e. divide by 2 if the reverse is two to one, as adjusted to include new shares to be issued in lieu of fractional shares.

     While a reverse split may result in an increase in the market price of the Common Stock, there can be no assurance that the reverse split will increase the market price of the Common Stock by a multiple equal to the exchange number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the reverse split, the percentage decline may be greater than would be the case in the absence of the reverse split.

     The possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.




INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM
100,000,000 to 750,000,000


The holders of a majority of the shares of our outstanding common stock approved in writing an amendment to our Certificate of Incorporation to increase our authorized capital from 100,000,000 shares to 750,000,000 shares.

The increase in authorized capital was approved by shareholders who deemed it advisable and in the company's best interests for reasons including the following

         o        to provide for potential future acquisitions.
         o        to provide for the future raising of capital
         o        to provide a means to award company employees

Although there are no agreements respecting any merger or acquisition of another business, a majority in interest of the shareholders believes that the increase in the number of authorized shares of common stock is in the best interest of AGE and that of our shareholders because additional shares of common stock will provide us with the ability act when such opportunities are available.

Because of the Board of Directors' discretion in connection with an issuance of additional shares of our common stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of common stock issued would have the same rights and privileges as the currently outstanding shares of common stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our common stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders. Our management is not aware of any existing or threatened efforts to obtain control of AGE Research Inc. other than the proposed acquisition of The Varsity group. The issuance of any additional shares of our common stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of common stock. Such dilution may be substantial, depending upon the number of shares issued.

The increase in the authorized capital shall be effective on or about September ___, 2003, approximately twenty days after the mailing of this Information Statement, and the amendment to our Certificate of Incorporation will thereupon be filed.


                     OTHER INFORMATION REGARDING THE COMPANY

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables sets forth the number of shares of the Company's Common Stock, par value $0.001, held by each person who is believed to be the beneficial owner of 5% or more of the 68,759,301 shares of the Company's common stock outstanding at March 19, 2003, based on the Company's transfer agent's list, and the names and number of shares held by each of the Company's officers and directors and by all officers and directors as a group.

Title of   Name and Address          Amount and Nature of            Percent
Class      Of Beneficial Owner       Beneficial Ownership            of Class
--------   -------------------      ---------------------            --------
Common     Mark A. Scharmann(1)           5,193,100                    7.55
           1661 Lakeview Circle
           Ogden, UT  84403

Common     Wendy E. Holt (2)              5,000,000                    7.27
           205 1/2 Agate Street
           Balboa Island, CA 92662

Common     Richard B. Holt (3)            5,400,000                    7.85
           24382 Antilles Way
           Dana Point, CA  92629

Common     Jean Armstrong                 8,026,050                   11.67
           P.O. Box 6743
           Pine MTN. Club, CA 93222

Common     Eldridge D. Huntington         6,000,000                    8.73
           5314 Anaheim Road
           Long Beach, CA 90815

Common     Richard F. Holt (4)           10,651,833                   15.49
           1 Strawberry Lane
           San Juan Capistrano, CA 92675

Officers and Directors
----------------------
Common     Richard F. Holt,         ---- see above ----
           President/director

Common     Wendy E. Holt (2)        ---- see above ----
           Vice-president/director

All Officers, Directors,
 as a Group (2 Persons)                  15,651,833                   22.76
                                    ====================              =====
-----------------------
(1) Includes 13,100 held of record by Troika Capital Investments, an entity controlled by Mr. Scharmann.
(2) Wendy E. Holt is the adult daughter of Richard F. Holt.
(3) Richard B. Holt is the adult son of Richard F. Holt.
(4) Richard F. Holt's share numbers include 6,537,290 shares held in a family trust and 50,000 shares held in a trust by his spouse.


BOARD COMMITTEES

The Board of Directors does not currently maintain an Audit Committee or a Compensation Committee, but plans to appoint an Audit Committee and a Compensation Committee in the near future. During the fiscal year ended December 31, 2002, the Board of Directors held one meeting.


COMPENSATION OF DIRECTORS

The Company's Directors are not currently compensated for attendance at Board of Directors meetings.


EXECUTIVE COMPENSATION

The Company has not had a bonus, profit sharing, or deferred compensation plan for the benefit of its employees, officers or directors. Except as noted below, the Company has not paid any salaries or other compensation to its officers, directors or employees for the years ended December 31, 2002, 2001 and 2000, nor at any time during 2002, 2001 or 2000. Further, the Company has not entered into an employment agreement with any of its officers, directors or any other persons and no such agreements are anticipated in the immediate future. It is intended that the Company's directors may be compensated for services provided to the Company. As of the date hereof, no person has accrued any compensation from the Company.

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2002, the end of the Company's last completed fiscal year):

SUMMARY COMPENSATION TABLE


                                                       Long Term Compensation
                                                        ----------------------
                     Annual Compensation               Awards       Payouts
                                            Other      Restricted
Name and                                    Annual      Stock     Options  LTIP     All other
Principal Position Year  Salary   Bonus($) Compensation Awards   /SARs    Payout  Compensation
------------------ ----  ------   -------- ------------ ------   -------  ------  ------------

Richard F. Holt     2002  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-
President           2001  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-
                    2000  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-


Options/SAR Grants in Last Fiscal Year

     None.

Bonuses and Deferred Compensation

     None.

Compensation Pursuant to Plans

     None.

Pension Table

     Not Applicable.

Other Compensation

     None.

LEGAL PROCEEDINGS

         None

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our president, Richard F. Holt, is currently making payments to purchase inventory on behalf of the Company. As of December 31, 2002 and 2001, the balance due him related the purchases were $1,231 and $223. The Company also has notes payable to him in the amount of $8,500, accruing interest at 6% per annum.


OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                    By Order of the Board of Directors

                                    /s/ Richard F. Holt
                                        -----------------------------------
                                        Richard F. Holt, Chief Accounting
                                        Officer and Director.



October __, 2003
San Juan Capistrano, California

                                    EXHIBIT A

                                AGE RESEARCH INC.

          NOTICE PUSUANT TO SECTION 228 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE

TO: ALL STOCKHOLDERS

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of AGE RESEARCH Inc., by written consent dated May 28, 2003 have duly adopted the following resolutions:

         "a resolution approving the following:

         1. To approve the acquisition of The Varsity Group, Inc., a Missouri corporation, where the total consideration paid is 9,343,920 authorized and unissued post reverse split common shares, where that number of shares is to equal 80% of the total outstanding after the acquisition.

         2. Amend our certificate of incorporation to change the Company name from AGE Research, Inc. to Enstruxis, Inc., and concurrently to change the Company's OTCBB trading symbol.

         3. Amend our certificate of incorporation to provide for a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each thirty five outstanding shares of Common Stock.

         4. Amend our Certificate of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 to 750,000,000."


DATE: October __, 2003

                                    Exhibit B

                    Audited Consolidated Financial Statements
                        Periods Ending December 31, 2002





                                HAROLD Y. SPECTOR
                           Certified Public Accountant
                                  (888)584-5577         80 S. LAKE AVENUE
FAX (626)584-6447                                       SUITE 723
hspectorcpa@earthlink.net                               PASADENA, CA 91101


INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and stockholders of Age Research, Inc.

         I have audited the accompanying balance sheet of Age Research, Inc. (a Delaware corporation) as of December 31, 2002, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audit in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Research, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's significant operating losses raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.





/s/Harold Y Spector, CPA
Pasadena, California
March 12, 2003

                               AGE RESEARCH, INC.
                                  BALANCE SHEET
                                December 31, 2002

                                    ASSETS


Current Assets
  Cash                                              $       310
  Accounts Receivable                                       752
                                                    -----------
    Total Current Assets                                  1,062
                                                    -----------
Property and Equipment, net of
 accumulated depreciation of $7,354                           -
                                                    -----------

TOTAL ASSETS                                        $     1,062
                                                    ===========


                   LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
  Accounts Payable and Accrued Expenses             $     8,429
  Officers' Loan                                          8,500
                                                    -----------
    Total Current Liabilities                            16,929
                                                    -----------


Stockholders' Deficit
 Common stock, $.001 par value, 100,000,000
  shares authorized, 68,759,301 shares
  issued and outstanding                                 68,759
 Paid-in Capital                                        736,264
 Accumulated Deficit                                   (820,890)
                                                    -----------
                                                        (15,866)
                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $     1,062
                                                    ===========



See notes to financial statements.

AGE RESEARCH, INC.
STATEMENTS OF OPERATIONS
For the years ended December 31, 2002 and 2001


                                               2002                2001
                                           -------------     ----------------
Sales                                      $       7,894     $          8,277

Cost and Expenses
 Cost of Goods Sold                                1,211                1,146
 Selling General and Administrative
  Expenses                                        17,059               16,400
                                           -------------     ----------------
                                                  18,269               17,546

Operating (loss)                                 (10,375)              (9,269)

Other Income (Expense)
  Interest Income                                      0                    6
  Interest Expense                                  (458)                (203)
                                           -------------     ----------------
   Total Other Income (Expenses)                    (458)                (197)
                                           -------------     ----------------

Net (loss) before taxes                          (10,833)              (9,466)

Provision for Income Taxes                           800                  800
                                           -------------     ----------------
Net (loss)                                 $     (11,633)    $        (10,266)
                                           =============     ================


Net (loss) per share-Basic and Diluted     $       (0.00)    $          (0.00)
                                           =============     ================

Weighted Average Number of Shares             67,884,301           67,259,301
                                           =============     ================

See notes to financial statements.

AGE RESEARCH, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
For The Years Ended December 31, 2002 and 2001


                                                                            Paid
                                                  Common                 in         Accumulated
                                          Shares           Stock        Capital       Deficit         Total
                                        ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2000              67,259,301   $     67,259  $    730,264   $   (798,990)  $     (1,467)

Net (loss)                                                                               (10,266)       (10,266)
                                        ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2001              67,259,301         67,259       730,264       (809,256)       (11,733)

Issuance of stock for cash                 1,500,000          1,500         6,000                         7,500

Net (loss)                                                                               (11,633)       (11,633)
                                        ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2002              68,759,301   $     68,759  $    736,264   $   (820,889)  $    (15,866)
                                        ============   ============  ============   ============   ============


See notes to the financial statements.

AGE RESEARCH, INC.
STATEMENTS OF CASH FLOWS
For the years ended December 31, 2002 and 2001

                                                2002               2001
                                           -------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income (Loss)                       $     (11,633)    $        (10,266)
  Adjustment to reconcile net income to
   net cash provided by operating
   activities
    Depreciation                                       -                   65
  Decrease in:
    Accounts Receivable                              177                  884
    Inventory                                        253                  923
  Increase (Decrease) in:
    Accounts Payable and Accrued Expenses           (256)               2,341
                                           -------------     ----------------
  Net cash flows (used in) Operating
    activities                                  (11,459)              (6,053)
                                           -------------     ----------------

CASH FLOWS FROM INVESTING ACTIVITIES                   -                    -
                                           -------------     ----------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of stock                  7,500                    -
  Proceeds from Officers' Loan                     2,300                6,200
                                           -------------     ----------------
  Net Cash Provided by Financing
    Activities                                     9,800                6,200
                                           -------------     ----------------

NET INCREASE (DECREASE)IN CASH                    (1,659)                 147

CASH AT BEGINNING OF YEAR                          1,970                1,823
                                           -------------     ----------------
CASH AT END OF YEAR                        $         310     $          1,970
                                           =============     ================
Supplemental Disclosure of Cash Flow
 Information:
  Income Taxes Paid                        $         800     $            800





See notes to financial statements.

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES

Nature of Business. Age Research, Inc. (the "Company') produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in United States and United Kingdom, and name of Bladium, which is trademarked in United States. The trademark in United Kingdom will be expired in September 2006.

Use of estimates. The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Revenue Recognition. The Company generally recognizes product revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is probable. In instances where final acceptance of the product is specified by the customer, revenue is deferred until all acceptance criteria have been met. No provisions were established for estimated product returns and allowances based on the Company's historical experience.

Accounts Receivable. Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Bad debt expense for years ended December 31, 2002 and 2001 was $97 and $105, respectively.

Computation of Net Income (Loss) per Share. Basic net income (loss) per share is computed using the weighted average number of common stock outstanding during the period. Diluted net income per share is computed using the weighted average number of shares and dilutive potential common shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of common shares and excludes dilutive potential common shares outstanding, as their effect is anti-dilutive.

Other Significant Accounting Policies

Cash Equivalents. For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments. The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Inventories. Inventory consists of products already packaged and ready for shipments to customers, and are stated at cost, using the first-in, first-out method.

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

Property and Equipment. Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 5 to 7 years for computer and office equipment, and 7 years for furniture and fixtures. Depreciation expense was $0 and $65 for 2002 and 2001, respectively. Property and Equipment are fully depreciated as of 12/31/01.

Income Taxes. Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and Handling Costs. The Company historically has included inbound shipping charges in cost of sales and classified outbound shipping charges as operating expenses. For years ended December 31, 2002 and 2001, the outbound shipping charges included as operating expenses were $747 and $830, respectively.

Derivatives. In June 1998, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

New Accounting Standards:
On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25.

In June 2002, FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)


Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. Statement 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In April 2002, FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishments of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

In October 2001, FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, however it retains the fundamental provisions of that statement related to the recognition and measurement of the impairment of long-lived assets to be "held and used." In addition, SFAS No. 144 provides more guidance on estimating cash flows when performing a recoverability test, requires that a long-lived asset (group) to be disposed of other than by sale (e.g., abandoned) be classified as "held and used" until it is disposed of, and establishes more restrictive criteria to classify an asset (group) as "held for sale." The adoption of SFAS No. 144 did not have an impact on the Company.

NOTE 2 - GOING CONCERN

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As shown in the accompanying financial statements, the Company suffered losses of $11,633 and $10,266 for years ended December 31, 2002 and 2001, respectively, and as of December 31, 2002, the Company's current liabilities exceeded its current assets by $15,867 and its total liabilities exceeded its total assets by $15,866.

In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - GOING CONCERN (Continued)

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Currently the Company does not stock any inventory. Purchases are incurred and charged through loan from an officer when products are sold to customer. In addition, the Company has generated approximately $7,500 in additional operating capital through sales of its common stock during August 2002.


NOTE 3 - INCOME TAXES

Provision for income tax for years ended December 31, 2002 and 2001 consisted of $800 minimum state franchise tax each year.

As of December 31, 2002, the Company has net operating loss carryforwards, approximately, of $654,408 to reduce future taxable income. To the extent not utilized, the carryforwards will begin to expire through 2022. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

The deferred net tax assets consist of the following at December 31:

                                           2002         2001
                                       -----------   -----------
  Net Operating Loss Carryforwards     $   227,644   $   218,813
  Valuation Allowance                     (227,644)     (218,813)
                                       -----------   -----------
    Net deferred tax assets            $         0   $         0
                                       ===========   ===========

NOTE 4 - NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net (loss) per share:

                                           2002         2001
                                       -----------   -----------
 Numerator:
   Net (Loss)                          $   (11,633)  $   (10,266)
                                       -----------   -----------
 Denominator:
   Weighted Average Number of Shares    67,884,301    67,259,310
                                       -----------   -----------
 Loss per share-Basic and Diluted      $     (0.00)  $     (0.00)

AGE RESEARCH, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that a publicly traded company must disclose information about its operating segments when it presents a complete set of financial statements. Since the Company has only one segment; accordingly, detailed information of the reportable segment is not presented.


NOTE 6 - RELATED PARTY TRANSACTIONS

An officer is currently making payments to purchase inventory on behalf of the Company. As of December 31, 2002 and 2001, the balance due to the officer related the purchases was $1,231 and $223. The Company also has notes payable to the officer in the amount of $8,500, accruing interest at 6% per annum.

                                    Exhibit C

                    Audited Consolidated Financial Statements
                        Periods Ending December 31, 2001



                                HAROLD Y. SPECTOR
                           Certified Public Accountant
                                  (888)584-5577         80 S. LAKE AVENUE
FAX (626)584-6447                                       SUITE 723
hspectorcpa@earthlink.net                               PASADENA, CA 91101

Independent Auditor's Report

To the Board of Directors and Stockholders of Age Research, Inc.

I have audited the accompanying balance sheet of Age Research, Inc.(a Delaware Corporation), as of December 31, 2001, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits have a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Research, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company's significant operating losses raises substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters are also described in Note 9. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Harold Y. Spector
Pasadena, CA
March 11, 2002

                              AGE RESEARCH, INC.
                                 BALANCE SHEET
                               December 31, 2001

                                    ASSETS

Current Assets
  Cash                                              $     1,970
  Accounts Receivable                                       929
  Inventory                                                 253
                                                    -----------
    Total Current Assets                                  3,152
                                                    -----------
Property and Equipment
  Furniture and Fixtures                                  5,560
  Machinery and Equipment                                 1,794
                                                    -----------
                                                          7,354
  Less: Accumulated Depreciation                         (7,354)
                                                    -----------
    Total Property and Equipment                              -
                                                    -----------
TOTAL ASSETS                                        $     3,152
                                                    ===========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable and Accrued Expenses             $     8,685
  Officers' Loan                                          6,200
                                                    -----------
    Total Current Liabilities                            14,885
                                                    -----------
Long-Term Liabilities                                         0
                                                    -----------
    Total Liabilities                                     6,344
                                                    -----------

Stockholders' Equity
 Common stock, $.001 par value, 100,000,000
  shares authorized and 67,259,301 shares
  issued and outstanding                                 67,259
 Paid-in Capital                                        730,264
 Accumulated Deficit                                   (809,256)
                                                    -----------

    Total Stockholders' Deficit                         (11,733)
                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $     3,152
                                                    ===========



The accompanying notes are an integral part of these financial statements.

                              AGE RESEARCH, INC.
                           STATEMENT OF OPERATIONS
                For the years ended December 31, 2001 and 2000


                                               2001                2000
                                           -------------     ----------------
SALES                                      $       8,277               14,257

COST OF SALES - Schedule A                         1,146                5,776
                                           -------------     ----------------

GROSS PROFIT                                       7,131                8,481

OPERATING EXPENSES                                16,400               15,553
                                           -------------     ----------------
INCOME (LOSS) FROM OPERATIONS                    (9,269)              (7,072)
                                           -------------     ----------------
OTHER INCOME (EXPENSES)
  Interest Income                                      6                   11
  Interest Expenses                                 (203)                   -
                                           -------------     ----------------
   Total Other Income (Expenses)                    (197)                  11
                                           -------------     ----------------

NET LOSS BEFORE TAXES                            (9,466)              (7,061)

PROVISION FOR INCOME TAXES                           800                  800
                                           -------------     ----------------
NET LOSS                                  $     (10,266)    $         (7,861)
                                           =============     ================


NET LOSS PER SHARE                        $       (0.00)    $          (0.00)
                                           =============     ================

WEIGHTED AVERAGE NUMBER OF SHARES             67,259,301           66,706,793
                                           =============     ================

The accompanying notes are an integral part of these financial statements.

                               AGE RESEARCH, INC.
           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY For The Years
                        Ended December 31, 2001 and 2000



                                                                            Paid
                                          Common                 in         Accumulated
                                  Shares           Stock        Capital       Deficit         Total
                                ------------   ------------  ------------   ------------   ------------


Balance at December 31, 1999      63,994,251   $     63,944  $    733,579   $   (791,129)  $      6,394

Issuance of stock for debt         3,315,050          3,315        (3,315)                            0

Net Loss                                                                         (7,861)        (7,861)
                                ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2000      67,259,301         67,259       730,264      (798,990)        (1,467)

Net Loss                                                                        (10,266)       (10,266)
                                ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2001      67,259,301   $     67,259  $    730,264   $   (809,256)  $   (11,733)
                                ============   ============  ============   ============   ============



The accompanying notes are an integral part of these financial statements.

                              AGE RESEARCH, INC.
                          STATEMENTS OF CASH FLOWS
                For the years ended December 31, 2001 and 2000

                                                2001               2000
                                           -------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income (Loss)                       $     (10,266)    $         (7,861)
  Adjustment to reconcile net income to
   net cash provided by operating
   activities
    Depreciation                                      65                  231
  (Increase) Decrease in:
    Accounts Receivable                              884                1,448
    Inventory                                        923                5,776
  Increase (Decrease) in:
    Accounts Payable and Accrued Expenses          2,341                1,214
                                           -------------     ----------------
  Net Cash Provided (Used) by Operating
    Activities                                    (6,053)                 808
                                           -------------     ----------------

CASH FLOWS FROM INVESTING ACTIVITIES                   -                    -
                                           -------------     ----------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Officers' Loan                     6,200                    -
                                           -------------     ----------------
  Net Cash Provided (Used) by Financing
    Activities                                     6,200                    -
                                           -------------     ----------------

NET INCREASE (DECREASE)IN CASH                       147                  808

CASH AT BEGINNING OF YEAR                          1,823                1,015
                                           -------------     ----------------
CASH AT END OF YEAR                        $       1,970     $          1,823
                                           =============     ================
SUPPLEMENTARY DISCLOSURES:
 Cash paid for:
  Interest paid                            $           -     $              -
                                           =============     ================

  Income Taxes Paid                        $         800     $            800
                                           =============     ================

Noncash investing and financing activities:

In 2000, the Company issued 3,315,050 shares of stock to complete 1999 debt conversion.



The accompanying notes are an integral part of these financial statements.

                              AGE RESEARCH, INC.
                       NOTES OF FINANCIAL STATEMENTS
                For The Years Ended December 31, 2001 and 2000

NOTE 1 - NATURE OF OPERATIONS

Age Research, Inc. ("the Company"), fka Volt Research, Inc., was incorporated under the laws of Utah on July 10, 1984. In April, 1987, the Company changed its name to Age Research, Inc., and changed its state of domicile to Delaware. Age Research, Inc. produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in U.S. and U.K., and name of Bladium, which is trademarked in U.S.. The trademark in U.K. will be expired in September, 2006.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
----------------
In preparing financial statements in conformity with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition
-------------------
Revenue from sales is recognized when the products are shipped. The Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements"("SAB 101") in the fourth quarter of 2000. The adoption of SAB 101 did not have a material impact on the Company's operating results or financial positions.

Cash and Cash Equivalents
-------------------------
For purposes of the statements of cash flows, the Company considers all highly liquid investments with of maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
-----------------------------------
The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Accounts Receivable
-------------------
Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Bad debt expense for years ended December 31, 2001 and 2000 was $105 and $116, respectively.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2001 and 2000

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories
-----------
Inventories consist of products already packaged and ready for shipments to customers, and are stated at cost, using the first-in, first-out method.

In 2000, the Company wrote off obsolete inventory of $1,333, which was charged to cost of goods sold. None was in 2001.

Property and Equipment
----------------------
Property and Equipment are stated at cost. Depreciation is computed over their estimated useful lives using straight-line method for financial reporting, and accelerated methods for tax reporting, therefore, temporary differences exist. Expenditures for major renewals and betterment that extend the useful lives of the assets are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation expense was $65 and $231 for the years ended December 31, 2001 and 2000, respectively.

Income Taxes
------------
Income Tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts.

Shipping and Handling Costs
---------------------------
In September 2000, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF Issue 00-10, "Accounting for Shipping and Handling Fees and Costs." This consensus requires that all amounts billed to a customer in a sale transaction related to shipping and handling, if any, represent revenue and should be classified as revenue. The Company historically has classified shipping charges to customers as revenue. With respect to the classification of costs related to the shipping and handling incurred by the seller, EITF determined that the classification of such costs is an accounting policy decision that should be disclosed. It also determined that if such costs are significant and are not included in cost of sales, a company should disclose both the amount(s) of such costs and the line item(s) on the income statement that include them. The Company historically has included inbound shipping charges in cost of sales and classified outbound shipping charges as operating expenses. For years ended December 31, 2001 and 2000, the outbound shipping charges included as operating expenses were $830 and $1,249, respectively.

Recent Accounting Pronouncement
-------------------------------
In June 2001, Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" was issued establishing accounting and reporting standards requiring all business combinations initiated after June 30, 2001, to be accounted for using the purchase method. SFAS No. 141 is effective for the Company for the fiscal quarter beginning July 1, 2001. The impact of this statement is dependent on future acquisition activity.

                               AGE RESEARCH, INC.
                NOTES OF FINANCIAL STATEMENTS For The Years Ended
                           December 31, 2001 and 2000

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Also in June 2001, SFAS No. 142 "Goodwill and Other Intangible Assets" was issued effective for the first period of all fiscal years beginning after December 15, 2001, with early adoption permitted for entities with Fiscal years beginning after March 15, 2001. SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written off when impaired, rather than being amortized as previous standards required. The Company currently does not own any intangible assets and as a result, does not anticipate any impact on the Company's consolidated financial statements.

In September 2000, SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" was issued effective for all related transactions occurring after March 31, 2001. The statement replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". The new statement, while largely including the provisions of SFAS No. 125, revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain additional disclosure. The statement was effective for the Company for the fiscal quarter beginning April 1, 2001 and the Company believes the adoption will not have a significant impact on its financial position.

In June 1988, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result does not anticipate any impact on the Company's financial statements.

NOTE 3 - COMMON STOCK TRANSACTIONS

On December 13, 1999, the Board of Directors approved to convert notes payable of $96,602 plus accrued interest of $36,000 into 3,315,050 shares of the Company's common stock. The transaction was recorded as paid-in capital in 1999. In March 2000, all 3,315,050 shares were issued. There was no stock issued during 2001.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2001 and 2000

NOTE 4 - INCOME TAXES

Provision for income tax for years ended December 31, 2001 and 2000 consisted of $800 minimum state franchise tax each year.

As of December 31, 2001, the Company has net operating losses carryforwards, approximately, of $643,568 to reduce future taxable income. To the extent not utilized, the loss carryforwards will begin to expire through 2021. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.


The deferred net tax assets consist of the following at December 31:

                                             2001             2000
                                          -----------    -------------
Net Operating Loss Carryforwards          $   218,813    $     107,946
Depreciation                                        -               (6)
Valuation Allowance                          (218,813)        (107,940)
                                          -----------    -------------
Net deferred tax assets                   $         -    $           -
                                          ===========    =============

NOTE 5 - NET LOSS PER SHARE

Net loss per share is computed based on the weighted average number of shares of common stock outstanding during the period. Basic net loss per share was $0.00 for both years ended December 31, 2001 and 2000. Diluted net loss per share is the same as basic net loss per share due to the lack of dilutive items in the Company.
                                         2001           2000
                                     -----------    -----------
   Numerator:
    Net loss                         $   (10,266)   $    (7,861)
                                     ===========    ===========
   Denominator:
    Weighted Average No. of Shares    67,259,301     66,706,793
                                     ===========    ===========
 Loss per share - Basic and Diluted $      (0.00)   $     (0.00)
                                     ===========    ===========

NOTE 6 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that a publicly traded company must disclose information about its operating segments when it presents a complete set of financial statements. Since the subsidiary did not have any assets and operations in 2000 or 1999, and all income are derived from the Company, accordingly, detailed information of the reportable segment is not presented.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2001 and 2000

NOTE 7 - RELATED PARTY LOANS

An officer has advanced loans which are payable on demand with no due date. Interest is being charged at 6% per annum. The balance of these notes at December 31, 2001 and 2000 was $6,200 and $0, respectively.

NOTE 8 - LEASES

The Company leases a warehouse facility for $234 per month on a month-to-month basis. At the end of May 2000, the Company vacated the warehouse. Rent expense for 2001 and 2000 was $0 and $2,785, respectively.

NOTE 9 - GOING CONCERN

The accompanying financial statements are presented on the basis that the Company is going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company suffered losses of $10,266 and $7,861 for years ended December 31, 2001 and 2000, respectively, and as of December 31, 2001, the Company's current liabilities exceeded its current assets by $11,733 and its total liabilities exceeded its total assets by $11,733.

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company's continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                    Exhibit D

                    Audited Consolidated Financial Statements
                        Periods Ending December 31, 2000

                                Harold Y. Spector
                           Certified Public Accountant
                         80 South Lake Avenue, Suite 723
                           Pasadena, California 91101


                      Independent Auditor's Report

To the Board of Directors and Stockholders of Age Research, Inc.

I have audited the accompanying balance sheet of Age Research, Inc.(a Delaware Corporation), as of December 31, 2000 and 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits have a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Age Research, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company's significant operating losses raises substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters are also described in Note 9. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Harold Y. Spector
Pasadena, CA
March 2, 2001

                              AGE RESEARCH, INC.
                                 BALANCE SHEET
                               December 31, 2000

                                    ASSETS


Current Assets
  Cash                                              $     1,823
  Accounts Receivable                                     1,813
  Inventory                                               1,176
                                                    -----------
    Total Current Assets                                  4,812
                                                    -----------
Property and Equipment
  Furniture and Fixtures                                  5,560
  Machinery and Equipment                                 1,794
                                                    -----------
                                                          7,354
  Less: Accumulated Depreciation                         (7,289)
                                                    -----------
    Total Property and Equipment                             65
                                                    -----------
TOTAL ASSETS                                        $     4,877
                                                    ===========


                   LIABILITIES AND STOCKHOLDERS' EQUITY


Current Liabilities
  Accounts Payable                                  $     5,944
  Accrued Expenses                                          400
                                                    -----------
    Total Current Liabilities                             6,344
                                                    -----------
Long-Term Liabilities                                         0
                                                    -----------
    Total Liabilities                                     6,344
                                                    -----------

Stockholders' Equity
 Common stock, $.001 par value, 100,000,000
  shares authorized and 67,259,301 shares
  issued and outstanding                                 67,259
 Paid-in Capital                                        730,264
 Accumulated Deficit                                   (798,990)
                                                    -----------

    Total Stockholders' Deficit                          (1,467)
                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $     4,877
                                                    ===========



The accompanying notes are an integral part of these financial statements.

                              AGE RESEARCH, INC.
                           STATEMENT OF OPERATIONS
                For the years ended December 31, 2000 and 1999


                                               2000                1999
                                           -------------     ----------------
SALES                                      $      14,257               19,519

COST OF SALES - Schedule A                         5,776                5,111
                                           -------------     ----------------

GROSS PROFIT                                       8,481               14,408

OPERATING EXPENSES                                15,553               23,635
                                           -------------     ----------------
INCOME (LOSS) FROM OPERATIONS                     (7,072)              (9,227)
                                           -------------     ----------------
OTHER INCOME (EXPENSES)
  Interest Income                                     11                    7
  Interest Expenses                                    0               (8,899)
                                           -------------     ----------------
   Total Other Income (Expenses)                      11               (8,892)
                                           -------------     ----------------

NET LOSS BEFORE TAXES                             (7,061)             (18,119)

PROVISION FOR INCOME TAXES                           800                  800
                                           -------------     ----------------
NET LOSS                                          (7,861)             (18,919)
                                           =============     ================


NET LOSS PER SHARE                         $       (0.00)    $          (0.00)
                                           =============     ================

WEIGHTED AVERAGE NUMBER OF SHARES             66,706,793           63,944,251
                                           =============     ================

The accompanying notes are an integral part of these financial statements.

                               AGE RESEARCH, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 For The Years Ended December 31, 2000 and 1999



                                                                            Paid
                                         Common                 in         Accumulated
                                 Shares           Stock        Capital       Deficit         Total
                               ------------   ------------  ------------   ------------   ------------


Balance at December 31, 1998     63,994,251   $     63,994  $    593,477   $   (772,210)  $   (114,789)

Proceeds from stock subscription
 receivable                                                        7,500                         7,500

Conversion of Debt                                               132,602                       132,602

Net Loss                                                                        (18,919)       (18,919)
                               ------------   ------------  ------------   ------------   ------------
Balance at December 31, 1999     63,994,251   $     63,944  $    733,579   $   (791,129)  $      6,394

Issuance of stock for debt        3,315,050          3,315        (3,315)                            0

Net Loss                                                                         (7,861)        (7,861)
                               ------------   ------------  ------------   ------------   ------------
Balance at December 31, 2000     67,259,301   $     67,259  $    730,264   $   (798,990)  $     (1,467)
                               ============   ============  ============   ============   ============



The accompanying notes are an integral part of these financial statements.

                               AGE RESEARCH, INC.
                            STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 2000 and 1999

                                                2000               1999
                                           -------------     ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income (Loss)                        $      (7,861)    $        (18,919)
  Adjustment to reconcile net income to
   net cash provided by operating
   activities
    Depreciation                                     231                  358
  (Increase) Decrease in:
    Accounts Receivable                            1,448                 (758)
    Inventory                                      5,776                 (123)
  Increase (Decrease) in:
    Accounts Payable                               1,328                1,967
    Accrued Expenses                                (114)               8,074
                                           -------------     ----------------
  Net Cash Provided (Used) by Operating
    Activities                                       808               (9,401)
                                           -------------     ----------------

CASH FLOWS FROM INVESTING ACTIVITIES                   0                    0
                                           -------------     ----------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of stocks                     0                7,500
                                           -------------     ----------------
  Net Cash Provided (Used) by Financing
    Activities                                         0                7,500
                                           -------------     ----------------

NET INCREASE (DECREASE)IN CASH                       808               (1,901)

CASH AT BEGINNING OF YEAR                          1,015                2,916
                                           -------------     ----------------
CASH AT END OF YEAR                        $       1,823     $          1,015
                                           =============     ================
SUPPLEMENTARY DISCLOSURES:
 Cash paid for:
  Interest paid                            $           0     $              0
                                           =============     ================

  Income Tax Paid                          $         800     $            800
                                           =============     ================

Noncash investing and financing activities:

In 2000, the Company issued 3,315,050 shares of stock to complete 1999 debt conversion.

In 1999, conversion of notes payable of $96,602 and accrued interest of $36,000 into equity.

The accompanying notes are an integral part of these financial statements.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2000 and 1999

NOTE 1 - NATURE OF OPERATIONS

Age Research, Inc. ("the Company"), fka Volt Research, Inc., was incorporated under the laws of Utah on July 10, 1984. In April, 1987, the Company changed its name to Age Research, Inc., and changed its state of domicile to Delaware.

Age Research, Inc. produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in U.S. and U.K., and name of Bladium, which is trademarked in U.S.. The trademark in U.K. will be expired in September, 2006.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
----------------
In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition
-------------------
Revenue from sales is recognized when the products are shipped.

Cash and Cash Equivalents
-------------------------
For purposes of the statements of cash flows, the Company considers all highly liquid investments with of maturity of three months or less to be cash equivalents.

Accounts Receivable
-------------------
Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. Bad debt expense for years ended December 31, 2000 and 1999 was $116 and $442, respectively.

Inventories
-----------
Inventories consist of products already packaged and ready for shipments to customers, and are stated at cost, using the first-in, first-out method.

In 2000 and 1999, the Company wrote off obsolete inventory of $1,333 and $956, respectively. Both losses were charged to cost of goods sold.

                              AGE RESEARCH, INC.
                       NOTES OF FINANCIAL STATEMENTS
                For The Years Ended December 31, 2000 and 1999

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment
----------------------
Property and Equipment are stated at cost. Depreciation is computed over their estimated useful lives using straight-line method for financial reporting, and accelerated methods for tax reporting, therefore, temporary differences exist. Expenditures for major renewals and betterment that extend the useful lives of the assets are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation expense was $231 and $358 for the years ended December 31, 2000 and 1999, respectively.

Income Taxes
------------
The Company accounts income taxes in accordance with Financial Accounting standards Board Statement No. 109. "Accounting For Income Taxes" (SFAS No. 109). SFAS No. 109 requires a company to recognize deferred tax liabilities and assets for the expected future income tax consequences of events that have been recognized in the Company's financial statements. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial carrying amounts and the tax bases of assets and liabilities using the enacted tax rates in effect in the years in which the temporary differences are expected to reverse.

Reclassification
----------------
Certain reclassification have been made to the 1999 financial statements to conform with the 2000 financial statement presentation. Such reclassification had no effect on net loss as previously reported.

Recent Accounting Pronouncement
-------------------------------
In June 1988, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result does not anticipate any impact on the Company's financial statements.

In September 2000, the Emerging Issues Task Force (EITF) reach a final consensus on EITF Issue 00-10, "Accounting for Shipping and Handling Fees and Costs." This consensus requires that all amounts billed to customer in a sale transaction related to shipping and handling, if any, represent revenue and should be classified as revenue. The Company historically has classified shipping charges to customers as revenue. With respect to the classification of costs related to the shipping and handling incurred by the seller, the EITF determined that the classification of such costs is an accounting policy decision that should be disclosed. It also determined that if such costs are significant and are not included in cost of sales, a company should disclose both the amount(s) of such costs and the line items(s) on the income statement that include them. The Company historically has included inbound shipping charges in cost of sales and classified outbound shipping charges as operating expenses. For years ended December 31, 2000 and 1999, the outbound shipping charges included as operating expenses were $1,249 and $1,779, respectively.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2000 and 1999

NOTE 3 - SUBSIDIARY

The Company has a wholly-owned subsidiary, Evergreen Skin Care Centers of America, Inc. which is inactive with no assets and liabilities, and has no activity either in 2000 or 1999.

NOTE 4 - COMMON STOCK TRANSACTIONS

On December 13, 1999, the Board of Directors approved to convert notes payable of $96,602 plus accrued interest of $36,000 into 3,315,050 shares of the Company's common stock. The transaction was recorded as paid-in capital in 1999. In March 2000, all 3,315,050 shares were issued.

NOTE 5 - INCOME TAXES

Provision for income tax for years ended December 31, 2000 and 1999 consisted of $800 minimum state franchise tax each year.

As of December 31, 2000, the Company has net operating losses carryforwards, approximately, of $719,640 to reduce future taxable income. To the extent not utilized, the loss carryforwards will begin to expire in 2001. The Company's ability to utilize its net operating loss carryforwards is uncertain and thus a valuation reserve has been provided against the Company's net deferred tax assets.

NOTE 5 - INCOME TAXES (CONTINUED)

The deferred net tax assets consist of the following at December 31:

                                             2000             1999
                                          -----------    -------------
Net Operating Loss Carryforwards          $   107,946    $     106,778
Depreciation                                       (6)             (20)
Valuation Allowance                          (107,940)        (106,758)
                                          -----------    -------------
Net deferred tax assets                   $         0    $           0
                                          ===========    =============

NOTE 6 - NET LOSS PER SHARE

Net loss per share is computed based on the weighted average number of shares of common stock outstanding during the period. Basic net loss per share was $0.00 for both years ended December 31, 2000 and 1999. Diluted net loss per share is the same as basic net loss per share due to the lack of dilutive items in the Company.

NOTE 7 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that a publicly traded company must disclose information about its operating segments when it presents a complete set of financial statements. Since the subsidiary did not have any assets and operations in 2000 or 1999, and all income are derived from the Company, accordingly, detailed information of the reportable segment is not presented.

                               AGE RESEARCH, INC.
                          NOTES OF FINANCIAL STATEMENTS
                 For The Years Ended December 31, 2000 and 1999

NOTE 8 - LEASES

The Company leases a warehouse facility for $234 per month on a month-to-month basis. Rent expense for 2000 and 1999 was $2,785 and $2,896, respectively.

NOTE 9 - GOING CONCERN

The accompanying financial statements are presented on the basis that the Company is going concerns. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company incurred net losses of $7,864 and $18,919 in 2000 and 1999, respectively, and as of December 31, 2000, the Company had an accumulated deficit of $798,993.

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                                    Exhibit E







                               AGE RESEARCH, INC.
                    Interim Consolidated Financial Statements
                           Period Ending June 30, 2003
                                   (Unaudited)

                                                                       Exhibit E

                               AGE RESEARCH, INC.
                    Interim Consolidated Financial Statements

                          ITEM 1. FINANCIAL STATEMENTS

                               AGE RESEARCH, INC.
                                  BALANCE SHEET
                       June 30, 2003 and December 31, 2002

ASSETS                                            June 30, 2003   December 31, 2002
                                                    (unaudited)      (audited)
Current Assets
 Cash                                               $       455      $       310
 Accounts Receivable                                      1,043              752
                                                    -----------      -----------
    Total Current Assets                                  1,498            1,062
                                                    -----------      -----------
Property and Equipment, net of accumulated
 depreciated of $7,354                                        -                -
                                                    -----------      -----------
TOTAL ASSETS                                        $     1,498      $     1,062
                                                    ===========      ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
 Accounts Payable and Accrued Expenses              $     8,401      $     8,429
 Officer's loan                                          13,700            8,500
                                                    -----------      -----------
    Total Current Liabilities                            22,101           16,929
                                                    -----------      -----------
Stockholders' Deficit
 Common stock, $.001 par value, 100,000,000
  shares authorized, 81,759,301 shares and
  68,759,301 issued and outstanding respectively         81,759           68,759
 Paid-in Capital                                        853,264          736,264
 Unamortized Expenses                                   (56,761)               -
 Accumulated Deficit                                   (898,865)        (820,890)
                                                    -----------      ------------
    Total Stockholders' Deficit                         (20,603)         (15,866)
                                                    -----------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT         $     1,498      $     1,062
                                                    ===========      ============



See notes to interim unaudited financial statements.

                              AGE RESEARCH, INC.
                    STATEMENTS OF OPERATIONS (Unaudited)


                                          Three Months ended        Six Months ended
                                               June 30,                 June 30,
                                           2003        2002          2003        2002
                                        ----------  ----------    ----------   ----------

SALES                                   $    1,731  $    1,888    $    3,913   $  4,961

COST OF GOODS SOLD                             202         265           532        724
                                        ----------  ----------    ----------   ----------
GROSS PROFIT                                 1,529       1,623         3,381      4,237

SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                   76,700       3,881        80,328      9,065
                                        ----------  ----------    ----------   ----------
OPERATING (LOSS)                           (75,171)     (2,258)      (76,947)   (4,828)

OTHER INCOME (EXPENSES)
 Interest and other income                      97           -            97       -
 Interest expense                             (187)       (109)         (325)     (201)
                                        ----------  ----------    ----------   ----------
                                               (90)       (109)         (228)     (201)

NET LOSS BEFORE TAXES                      (75,261)     (2,367)      (77,175)   (5,029)

PROVISION FOR INCOME TAXES                       -           -           800       800
                                        ----------  ----------    ----------   ----------
NET LOSS                                $  (75,261)     (2,367)      (77,975)   (5,829)
                                        ==========  ==========    ==========   =========
LOSS PER SHARE - BASIC AND DILUTED      $    (0.03) $    (0.00)   $    (0.04)  $ (0.00)
                                        ==========  ==========    ==========  ==========
WEIGHTED AVERAGE NUMBER OF SHARES       77,425,968  67,259,301    73,092,634  67,259,301
                                        ==========  ==========    ==========  ==========



                  See notes to interim unaudited financial statements.

                              AGE RESEARCH, INC.
                      STATEMENTS OF CASH FLOWS (Unaudited)

                                              For the six months ended
                                                       June 30,
                                               2003               2002
                                           -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income (Loss)                        $      77,975)    $       (5,829)
  Adjustment to reconcile net
   (loss)to net cash (used in)
   operating activities:
   Stock for services                             130,000                 -
  (Increase) Decrease in:
    Accounts Receivable                             (291)              (341)
    Inventory                                          -                158
   Unamortized stock expenses                    (56,761)                 -
   Increase (Decrease)in:
    Accounts Payable and Accrued Expenses            (28)             2,087
                                           -------------     --------------
  Net Cash Flows (Used in)
   Operating Activities                           (5,055)            (3,925)
                                           -------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES                   -                  -
                                           -------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Officer's Loan                     5,200              2,300
                                           -------------     --------------
  Net Cash Flows Provided by
  Financing Activities                             5,200              2,300
                                           -------------     --------------
NET INCREASE(DECREASE) IN CASH                       145             (1,625)

CASH AT BEGINNING OF PERIOD                          310              1,970
                                           -------------     --------------

CASH AT END OF PERIOD                      $         455     $          345
                                           =============     ==============






                  See notes to interim unaudited financial statements.

                                AGE RESEARCH, INC.
                NOTES TO INTERIM UNAUDITED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS Age Research, Inc. (the "Company") produces and sells a line of premium skin care products to physicians and mail order. The Company has developed its own line of dermatologist-formulated skin care products including moisturizers, cleaners, sunscreens, and anti-aging emollients with glycolic acid. The products are sold under the name of RejuvenAge, which is trademarked in United States and United Kingdom, and name of Bladium, which is trademarked in United States. The trademark in United Kingdom will be expired in September 2006.

PRESENTATION OF INTERIM INFORMATION: The financial information at June 30, 2003 and for the three and six months ended June 30, 2003 and 2002 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial information set forth herein, in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information, and with the instructions to Form 10-QSB. Accordingly, such information does not include all of the information and footnotes required by U.S. GAAP for annual financial statements. For further information refer to the Financial Statements and footnotes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

The results for the six months ended June 30, 2003 may not be indicative of results for the year ending December 31, 2003 or any future periods.

NET LOSS PER SHARE Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share due to the lack of dilutive items in the Company.

NEW ACCOUNTING STANDARDS: In April 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheet or statements of operations and cash flows.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

NOTE 2 - GOING CONCERN

The Company's financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. In the near term, the Company expects operating costs to continue to exceed funds generated from operations. As a result, the Company expects to continue to incur operating losses and may not have enough money to grow its business in the future. The Company can give no assurance that it will achieve profitability or be capable of sustaining profitable operations. As a result, operations in the near future are expected to continue to use working capital.

Management is currently involved in active negotiations to obtain additional financing and actively increasing marketing efforts to increase revenues. The Company continued existence depends on its ability to meet its financing requirements and the success of its future operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


NOTE 3 - PENDING BUSINESS COMBINATION

In May 2003, the Company announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS", a Missouri corporation) in exchange for 9,343,920 post split shares of the Company's common stock. This acquisition will be accounted for as a purchase and is expected to close in the third quarter of fiscal 2003.


NOTE 4 - PENDING REVERSE SPLIT

In connection with the acquisition, the Board of Directors authorized a reverse stock split of 1 for 35 shares of stock prior to the closing date of acquisition and increases the capitalization to 750,000,000 shares.

NOTE 5 - NONCASH EXPENSES

On May 22, 2003, the Company issued 13,000,000 shares of the Company's common stock for services rendered by nonemployees. The stocks are fully vested and nonforfeitable. The Company recorded the stock transactions at their fair market value, capitalized the costs of transactions, and amortized them over the length of the services. The total cost for the services was $130,000. As of June 30, 2003, the balance of unamortized expense was $56,761. The unamortized expense was included in equity section as a contra-equity.


NOTE 6 - NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the periods:

                                            Three Months ended      Six Months ended
                                          June 30,                     June 30,
                                            2003          2002           2003            2002
                                       ------------------------------------------------------------
Numerator:
  Net (Loss)                          $    (75,261)   $     (2,367)   $    (77,975)   $     (5,829)
                                      -------------   -------------   -------------   --------------
Denominator:
  Weighted Average Number of Shares     77,425,968      67,259,301      73,092,634      67,259,301
                                      -------------   -------------   -------------   --------------

Loss per share-Basic and Diluted      $      (0.00)   $      (0.00)   $      (0.00)   $      (0.00)
                                      =============   =============   =============   =============

NOTE 7 - SEGMENT INFORMATION

The Company is currently managed and operated as one business. The entire business is managed by a single management team that reports to the Company's President. The Company does not operate separate lines of business or separate business entities with respect to any of its product candidates. Accordingly, the Company does not prepare discrete financial information with respect to separate product areas or by location and dose not have separately reportable segments as defined by SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information".


NOTE 8 - RELATED PARTY TRANSACTIONS

An officer is currently making payments to purchase inventory on behalf of the Company. As of June 30, 2003, the balance due to the officer related the purchases were $1,813. The Company also has notes payable to the officer in the amount of $13,700, accruing interest at 6% per annum. Accrued interest to the officer as of June 30, 2003 is $986.

                                                            Exhibit F







                        AGE RESEARCH, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

                                  JUNE 30, 2003

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

JUNE 30, 2003
-------------

                      ASSETS                           "AGER"         "VARS"        Adjustments             Pro Forma
                      ------                           ------         ------        -----------             ---------

Cash                                                        $ 455      $ 229,756                               $ 230,211

Accounts receivable                                         1,043      1,883,845                               1,884,888

Prepaid expenses and other current assets                       -        309,786                                 309,786
                                                   ------------------------------                        ----------------

    Total current assets                                    1,498      2,423,387                               2,424,885

Property and equipment, net                                     -        157,945            (7,945) (1)          150,000

Goodwill                                                        -              -         1,661,305  (1)        1,661,305
                                                   ------------------------------                        ----------------

    TOTAL ASSETS                                          $ 1,498    $ 2,581,332                             $ 4,236,190
                                                   ==============================                        ================


                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT

Accounts payable                                          $ 4,187      $ 440,500                               $ 444,687

Accrued expenses                                            4,214      1,414,189                               1,418,403

Accrued payrolls and related taxes                              -      1,616,137                               1,616,137

Short-term notes payable                                        -        499,140                                 499,140

Notes payable to officers                                  13,700        171,287                                 184,987
                                                   ------------------------------                        ----------------

Total current liabilities                                  22,101      4,141,253                               4,163,354

Shareholders' capital                                     878,262         49,721            43,718  (1)          971,701
Accumulated deficit                                      (898,865)    (1,609,642)        1,609,642  (1)         (898,865)
                                                   ------------------------------                        ----------------
                                                          (20,603)    (1,559,921)                                 72,836

                                                          $ 1,498    $ 2,581,332                             $ 4,236,190
                                                   ==============================                        ================



See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the six months ended June 30, 2003

                                                     AGER             VARS          Adjustments            Pro Forma
                                                ---------------  ---------------  ------------------   -----------------
Revenues                                                $ 3,913     $ 25,209,900                            $ 25,213,813

Cost and expenses:
  Cost of revenues                                          532       24,705,602                              24,706,134
  Selling, general and administrative                    80,328          833,172                                 913,500
                                                ---------------------------------                       -----------------
                                                         80,860       25,538,774                              25,619,634
                                                ---------------------------------                       -----------------

Operating (loss)                                        (76,947)        (328,874)                               (405,821)

Other income (expenses)
  Other income and Interest income                           97          130,253                                 130,350
  Interest expenses                                        (325)            (626)                                   (951)
                                                ---------------------------------                       -----------------
     Total other income (expenses)                         (228)         129,627                                 129,399
                                                ---------------------------------                       -----------------

(Loss) before income taxes                              (77,175)        (199,247)                               (276,422)

Income taxes                                                800                -                                     800
                                                ---------------------------------                       -----------------

Net (loss)                                            $ (77,975)      $ (199,247)                             $ (275,622)
                                                =================================                       =================

Net (loss) per share-basic and diluted                  $ (0.04)                                                 $ (0.02)
                                                ================                                        =================

Weighted average number of shares (2)                 2,088,361                                               11,432,281


See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION (Unaudited)

For the six months ended June 30, 2003
--------------------------------------

NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.


In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increases the capitalization to 750,000,000 shares.


The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2003 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the six months then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2003.


The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.


The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.




NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

         (1) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.


See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION (Unaudited)

For the six months ended June 30, 2003
--------------------------------------

  The total purchase cost is as follows:
        Value of 9,343,920 common stock issued at $0.01 per share      $ 93,439
                                                                 --------------
        Total purchase cost                                              93,439

  Allocation of purchase price:
        Stockholders' deficit of VARS                                 1,559,921
        Decrease in property and equipment                                7,945
                                                                 --------------

  Cost in excess of net assets acquired-Goodwill                    $ 1,661,305
                                                                 ==============


NOTE 2 - PRO FORMA ADJUSTMENTS (Continued)

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

         (2) To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.




See notes to pro forma condensed consolidated financial statements (unaudited)

                                                                    EXHIBIT G









                        AGE RESEARCH, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

                                DECEMBER 31, 2002

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

DECEMBER 31, 2002
-----------------

                      ASSETS                           "AGER"         "VARS"        Adjustments             Pro Forma
                      ------                       --------------    -----------    -----------          ---------------

Cash                                               $          310    $   423,914                         $       424,224

Accounts receivable                                           752        846,231                                 846,983

Loan receivable from officers                                   -          2,575                                   2,575

Prepaid expenses and other current assets                       -        121,669                                 121,669
                                                   ------------------------------                        ----------------

    Total current assets                                    1,062      1,394,389                         $     1,395,451

Property and equipment, net                                     -        183,292           (33,292) (1)          150,000

Goodwill                                                        -              -         1,487,406  (1)        1,487,406
                                                   ------------------------------                        ----------------

    TOTAL ASSETS                                   $        1,062    $ 1,577,681                         $     3,032,857
                                                   ==============================                        ================

                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT
              ---------------------

Accounts payable                                   $        6,678    $   439,468                               $ 446,145

Accrued expenses                                            1,751        931,698                                 933,450

Accrued payrolls and related taxes                              -      1,517,679                               1,517,679

Short-term notes payable                                        -         49,510                                  49,510

Notes payable to officers                                   8,500              -                                   8,500
                                                   ------------------------------                        ----------------

Total current liabilities                                  16,929      2,938,356                               2,955,284

Shareholders' capital                                     805,023         49,721            43,718  (1)          898,462
Accumulated deficit                                      (820,890)    (1,410,395)        1,410,395  (1)         (820,890)
                                                   ------------------------------                        ----------------
                                                          (15,866)    (1,360,674)                                 77,573

                                                   $        1,062    $ 1,577,681                         $     3,032,857
                                                   ==============================                        ================



See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the year ended December 31, 2002
------------------------------------

                                                    "AGER"           "VARS"         Adjustments            Pro Forma
                                                ---------------     ------------   ----------------     ----------------

Revenues                                        $         7,894     $ 59,009,084                        $     59,016,978

Cost and expenses:
  Cost of revenues                                        1,211       57,666,185                              57,667,396
  Selling, general and administrative                    17,059        2,352,767                               2,369,825
                                                ---------------------------------                       -----------------
                                                         18,269       60,018,952                              60,037,222

Operating (loss)                                        (10,375)      (1,009,868)                             (1,020,243)

Other income (expenses)                                    (458)         222,350                                 221,892
                                                ---------------------------------                       -----------------

(Loss) before income taxes                              (10,833)        (787,518)                               (798,351)

Income taxes                                                800                -                                     800
                                                ---------------------------------                       -----------------

Net (loss)                                      $       (11,633)    $   (787,518)                       $       (797,551)
                                                =================================                       =================

Net (loss) per share-basic and diluted          $         (0.01)                                        $          (0.07)
                                                ================                                        =================

Weighted average number of shares(2)                  1,939,551                                               11,283,471


See notes to pro forma condensed consolidated financial statements (unaudited)

NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.


In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increases the capitalization to 750,000,000 shares.


The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 2002 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2002.


The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.


The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.




NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

         (3) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.

   The total purchase cost is as follows:
         Value of 9,343,920 common stock issued at $0.01 per share $    93,439
                                                                   ------------
         Total purchase cost                                            93,439

   Allocation of purchase price:
         Stockholders' deficit of VARS                               1,360,674
         Decrease in property and equipment                             33,292
                                                                   ------------

   Cost in excess of net assets acquired-Goodwill                  $ 1,487,406
                                                                   ============


The pro forma adjustments to the condensed consolidated statements of operations are as follows:

         (4) To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.

                                                                     Exhibit H






                             THE VARSITY GROUP, INC.
                          AUDITED FINANCIAL STATEMENTS
                             DECEMBER 2002 AND 2001

HAROLD Y. SPECTOR, CPA       SPECTOR & WONG, LLP           80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA       Certified Public Accountants          SUITE  723
                            1- (888) 584-5577              PASADENA, CA 91101
                           FAX  (626) 584-6447






                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and stockholders of The Varsity Group, Inc.

We have audited the accompanying balance sheets of The Varsity Group Inc. (a Missouri corporation), as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Varsity Group, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's operating losses and a net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note
3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/Spector & Wong, LLP
Pasadena, California
October 1, 2003

THE VARSITY GROUP, INC.

BALANCE SHEETS

                                                                 December 31,
ASSETS                                                        2002           2001
-------------------------------------------------------------------------------------
Current Assets
  Cash and cash equivalents                               $   287,128    $   192,804
  Restricted cash                                             219,416        155,612
  Accounts receivable                                       1,349,507      1,665,391
  Loan to employee                                              2,600         12,850
  Receivable-officer                                           58,862         58,862
  Prepaid expenses                                                  -         10,294
                                                          -----------    -----------
    Total Current Assets                                    1,917,513      2,095,813
                                                          -----------    -----------

Property and Equipment, net of accumulated depreciation
   of $213,639 and $146,570                                   183,292        145,853
                                                          -----------    -----------

Other Assets
  Receivable from others                                       20,000         20,000
  Refundable Deposits                                         121,669        121,669
                                                          -----------    -----------
     Total Other Assets                                       141,669        141,669
                                                          -----------    -----------

TOTAL ASSETS                                              $ 2,242,474    $ 2,383,335
                                                          ===========    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Accounts payable                                        $   651,706    $   160,389
  Accrued expenses                                            931,698        907,023
  Accrued compensation and related taxes                    1,589,467      1,879,903
  Prefunded payroll                                           525,877              -
  Line of Credit                                               49,510              -
  Officers' Loan                                               56,287              -
                                                          -----------    -----------
    Total Current Liabilities                               3,804,545      2,947,315
                                                          -----------    -----------

Stockholders' Deficit
  Common Stock, $1 par value, 30,000 shares authorized,
  402 shares issued and 200 shares outstanding                    402            402
  Paid-in Capital                                              49,521         49,521
  Accumulated Deficit                                      (1,611,792)      (613,701)
  Treasury stock - 202 shares at cost                            (202)          (202)
                                                          -----------    -----------
     Total Shareholders' Deficit                           (1,562,071)      (563,980)
                                                          -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT               $ 2,242,474    $ 2,383,335
                                                          ===========    ===========


See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF OPERATIONS



For years ended December 31,                          2002           2001
------------------------------------------------------------------------------
Revenues                                         $ 59,009,084    $ 64,158,599

Cost and Expenses
  Cost of Revenues                                 57,919,999      62,829,578
  Selling, General and Administrative Expenses      2,308,405       1,740,405
                                                 ------------    ------------
     Total cost and expenses                       60,228,404      64,569,983

    Operating (loss)                               (1,219,320)       (411,384)
                                                 ------------    ------------

Other Income (Expenses)
  Recovery of Bad Debt                                152,500               -
  Other Income                                         67,751          30,621
  Interest Income                                       3,765          11,306
  Interest Expenses                                    (2,787)           (459)
                                                 ------------    ------------
     Total Other Income (Expenses)                    221,229          41,468
                                                 ------------    ------------

Net (loss)                                       $   (998,091)   $   (369,916)
                                                 ============    ============

Net (loss) per share-Basic and Diluted           $     (4,990)   $     (1,850)
                                                 ============    ============

Weighted Average Number of Shares                         200             200


See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For years ended December 31, 2002 and 2001
------------------------------------------




                                          Common Stock             Paid-in     Accumulated      Treasury
                                   -----------------------------
                                      Shares         Amount        Capital       Deficit         Stock          Total
---------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000                 402          $ 402      $ 49,521     $ (243,785)        $ (202)    $ (194,064)

Net (loss)                                                                          (369,916)                     (369,916)
                                   ----------------------------------------------------------------------------------------

Balance at December 31, 2001                 402            402        49,521       (613,701)          (202)      (563,980)

Net (loss)                                                                          (998,091)                     (998,091)
                                   ----------------------------------------------------------------------------------------

Balance at December 31, 2002                 402          $ 402      $ 49,521   $ (1,611,792)        $ (202)   $(1,562,071)
                                   ========================================================================================


See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS



For years ended December 31,                                                           2002               2001
--------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM OPERATING ACTIVITIES
  Net (loss)                                                                       $    (998,091)      $   (369,916)
  Adjustments to reoncile net (loss) to net cash provided by operating activities:
   Depreciation                                                                           67,069             58,525
   Bad debts                                                                             106,754            143,441
   Decrease (Increase) in:
     Restricted cash                                                                     (63,804)          (155,612)
     Accounts receivable                                                                 209,130           (247,871)
     Prepaid expenses                                                                     10,294            (95,189)
   Increase (Decrease) in:
     Accounts payable and accrued expenses                                               225,556            958,699
     Prefunded payroll                                                                   525,877                  -
                                                                                  ---------------     --------------
Net cash flows  provided by operating activities                                          82,785            292,077
                                                                                  ---------------     --------------

CASH FLOW FROM INVESTING ACTIVITIES
    Loan to employee                                                                      10,250                  -
    Receivable - officer                                                                       -            (21,511)
    Purchase of property and equipment                                                  (104,508)           (95,355)
                                                                                  ---------------     --------------
Net cash flows (used in) investing activities                                            (94,258)          (116,866)
                                                                                  ---------------     --------------

CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from line of credit                                                            49,510                  -
  Proceeds from Officers' Loan                                                            56,287                  -
                                                                                  ---------------     --------------
Net cash flows provided by financing activities                                          105,797                  -
                                                                                  ---------------     --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                 94,324            175,211

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                           192,804             17,593
                                                                                  ---------------     --------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                          $      287,128      $     192,804
                                                                                  ===============     ==============

Supplemental Disclosure of Cash Flow Information:
  Interest paid                                                                   $        2,787      $         459
                                                                                  ===============     ==============


See Notes to Financial Statements

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------


NOTE 1 - NATURE OF BUSINESS

The Varsity Group, Inc. (the "Company) is a professional employer organization ("PEO"), which provides professional employer services for small to medium-sized businesses nationwide. The company provides a broad range of services, including human resources consulting, payroll administration, risk management, benefits administration, and unemployment services to their clients. Additionally, the Company offers health and dental, insurance, defined contribution retirement plan, and cafeteria plan benefits to clients.




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.


Revenue Recognition The accompanying financial statements have been prepared on the accrual basis of accounting, and accordingly, revenues and direct costs are recorded in the period in which the work-site employee works. Management fee is recorded when the service has been rendered.


The Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). The adoption of SAB 101 did not have a material impact on the Company's operating results or financial positions.


Allowance for Doubtful Accounts The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of receivables. These estimated losses are based on historical experience in addition to a review of current year status. For the years ended December 31, 2002 and 2001, management believes all accounts are collectible; therefore, an allowance for doubtful accounts has not been provided. During 2002 and 2001 uncollectible accounts of $106,754 and 143,441, respectively, have been charged to operations.

In prior years, the Company incurred a bad debt loss of approximately $331,000. The amount is currently being collected and will be recognized as other income. For the year ended December 31, 2002, the Company had collected $152,500.



Cash and Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents include prefunded payroll amounts of $525,877 received from customers.

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Restricted Cash Restricted cash includes deposits restricted by agreement with the insurance company providing worker's compensation insurance. Deposits of $219,416 and $155,612 are restricted at December 31, 2002 and 2001, respectively.

Fair Value of Financial Instruments The carrying amounts of the financial instruments approximates fair value due to the short-term maturities of these instruments.

Property and Equipment Property and equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line and accelerated methods based on the estimated useful lives of the assets, generally 3 to 39 years. Depreciation expense for years ended December 31, 2002 and 2001 was $67,069 and 58,525, respectively.






NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The components of property and equipment were as follows:

                                        December 31
                                            2002                 2001
                                      -----------------      --------------
Computer Equipment                    $        158,063       $     134,713
Computer Software                               39,311              32,951
Furniture and Fixtures                         126,952              74,851
Office Equipment                                57,714              43,329
Leasehold Improvements                          14,891               6,579
                                      -----------------      --------------
                                               396,931             292,423
Less: Accumulated Depreciation                (213,639)           (146,570)
                                      -----------------      --------------
                                      $        183,292       $     145,853
                                      =================      ==============


Advertising Costs All advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2002 and 2001 was $13,040 and $15,566, respectively.


Major Customers For the years ended December 31, 2002 and 2001, two customers comprised 40% and 33% respectively, of the Company's sales.

Concentration of Credit Risk The Company maintains cash deposits in several banks. Cash in these accounts at times exceeded the federally insured limits of up to $100,000. The risk is managed by maintaining all deposits in a high quality institution.

Income Taxes The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. No provision for federal income taxes has been recorded in these financial statements because the stockholders are personally liable for such taxes on their individual income tax returns.

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Derivatives In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.


Loss Per Common Share The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

Reclassification Certain reclassifications have been made for comparative purposes to conform with the presentation in the current year financial statement. Such reclassification had no effect on net income as previously reported.







NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3, "Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

         In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------


May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

         In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25.

         In March 2002, the EITF discussed again Issue 00-18, "Accounting Recognition for Certain Transactions involving Equity Instruments Granted to Other Than Employees". The issues are (a) the grantor's accounting for a contingent obligation to issue equity instruments (subject to vesting requirements) when a grantee performance commitment exists but the equity instrument has not yet been issued, (b) the grantee's accounting for the contingent right to receive an equity instrument when a grantee performance commitment exists prior to the receipt (vesting) of the equity instrument, and
(c) for equity instruments that are fully vested and nonforfeitable on the date the parties enter into an agreement, the manner in which the issuer should recognize the fair value of equity instruments. However, the EITF did not reach a consensus on any of these issues, and further discussion of Issue 00-18 is expected at a future meeting. The Company is currently evaluating the impact of Issue 00-18.



NOTE 3- GOING CONCERN


The Company has incurred substantial losses, has accumulated deficit, and needs additional working capital. Those matters raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management's successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.



NOTE 4 - RELATED PARTY TRANSACTIONS

Advances made to a shareholder of the Company were $58,862 as of December 31, 2002 and 2001. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------

Advances made by a shareholder of the Company totalling $56,287 at December 31, 2002 are recorded as notes payable to officer on the balance sheet. There is no formalized repayment terms or due dates related to the advances.

NOTE 5 - LINE OF CREDIT

The Company had a line of credit with a bank in the amount of $50,000. The line carries an interest rate of bank's prime rate (4.25% at December 31, 2002), and requires monthly interest payments. The line is unsecured. The outstanding borrowing against on this line as of December 31, 2002 was $49,510. On September 10, 2003, the balance is in default.

NOTE 6 - OPERATING LEASES


The Company occupies office facilities and leases automobiles under operating leases which expire in various years through 2005. Rent expense was $140,185 and $90,856 and automobile lease expense was $16,320 and $20,457 in 2002 and 2001, respectively. Future minimum annual payments under non-cancelable operating leases as of December 31, 2002 are as follows:

                        Year ending
                        December 31,                 Amount
                                                  --------------
                            2003                      $ 145,372
                            2004                        132,046
                            2005                        77,583
                                                      $ 355,001
                                                  ==============

NOTE 7 - NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

                                           For years ended December 31,
                                                2002            2001
                                           ---------       ---------
Numerator:
  Net (loss)                               $(998,091)      $(369,916)
                                           ---------       ---------

Denominator:
  Weighted Average of Common Shares              200             200
                                           ---------       ---------

Per share of common stock:
  Net (loss) per share-basic and diluted   $  (4,990)      $  (1,850)
                                           =========       =========

THE VARSITY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
-----------------------------



NOTE 8 - CONTINGENT LIABILITIES



The company has secured a letter of credit in the amount of $450,000, personally guaranteed by the shareholders, in connection with insurance coverage. As of December 31, 2002, the letter of credit had not been drawn upon, and the Company does not expect draws against the letter of credit in the foreseeable future.

The Company has a self-insurance program for medical and dental coverage for its internal and worksite employees. The Company attempts to limit its losses through the use of stop-loss insurance policies. Although the Company feels adequate insurance coverage is in place and liabilities of future claims are adequately accrued, actual results could differ from these estimates.

During the year ended December 31, 2002, the Company entered into a purchase agreement with an unrelated business entity in the amount of $150,000. The terms of the purchase agreement include $75,000 to be paid upon the execution of the purchase agreement and $75,000 to be paid in equal instalments over the next six quarters. The Company determined that the asset has recognized significant depreciation and therefore has suspended payments. The opposing party has initiated the litigation process to recover the balance of the agreement. The Company is vigorously defending their position and management believes they will prevail.

The Company is involved in various litigations arising in the ordinary course of business. Outside counsel for the Company has advised that an opinion cannot be offered as to the probable outcome of the litigation. In the opinion of management, the outcome of litigation will not materially affect the Company's financial position, based on the merits of their position, and the underlying levels of insurance in force.



NOTE 9 - SUBSEQUENT EVENT

On May 22, 2003, the Company enter into an acquisition agreement with Age Research, Inc. ("Buyer"). The Company shall sell and transfer to Buyer all of the Company's issued and outstanding common stock in exchange of 9,343,920 post reverse split shares of the common stock of the Buyer. The acquisition will be accounted for as a purchase. As of the report date, the acquisition is not completed yet.

                                                                     Exhibit I






                             THE VARSITY GROUP, INC.

                          INTERIM FINANCIAL STATEMENTS
                               AS OF JUNE 30, 2003
                                   (UNAUDITED)

THE VARSITY GROUP, INC.

BALANCE SHEET
(Unaudited)


ASSETS                                                   June 30, 2003
---------------------------------------------------------------------
Current Assets
  Cash and cash equivalents                               $     9,872
  Restricted cash                                             219,884
  Accounts receivable                                       1,883,845
  Loan to employee                                                800
  Receivable-officer                                           58,862
                                                          -----------
    Total Current Assets                                    2,173,263
                                                          -----------

Property and Equipment, net of accumulated depreciation
   of $245,344 and $213,639                                   157,945
                                                          -----------

Other Assets
  Receivable from others                                       20,000
  Refundable Deposits                                         230,124
                                                          -----------
     Total Other Assets                                       250,124
                                                          -----------

TOTAL ASSETS                                              $ 2,581,332


LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Bank overdraft                                          $   258,519
  Accounts payable and accrued expenses                     1,513,541
  Accrued compensation and related taxes                    1,687,926
  Line of credit                                               49,510
  Bank Loan                                                   449,630
  Officers' Loan                                              171,287
                                                          -----------
    Total Current Liabilities                               4,130,413
                                                          -----------

Stockholders' Deficit
  Common Stock, $1 par value, 30,000 shares authorized,
  402 shares issued and 200 shares outstanding                    402
  Treasury stock - 202 shares at cost                            (202)
  Paid-in Capital                                              49,521
  Accumulated Deficit                                      (1,598,802)
                                                          -----------
     Total Shareholders' Deficit                           (1,549,081)
                                                          -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT               $ 2,581,332
                                                          ===========

See Notes to Interim Unaudited Financial Statements

THE VARSITY GROUP, INC.

STATEMENT OF OPERATIONS
(Unaudited)

For the six months ended                        June 30, 2003
-------------------------------------------------------------
Revenues                                         $ 25,209,900

Cost and Expenses
  Direct costs                                     24,493,364
  Selling, General and Administrative Expenses        833,798
                                                 ------------
     Total cost and expenses                       25,327,162

    Operating (loss)                                 (117,262)

Other Income                                          130,253
                                                 ------------

Net income                                       $     12,991
                                                 ============

Net income per share-Basic and Diluted           $         65
                                                 ============

Weighted Average Number of Shares                         200


See Notes to Interim Unaudited Financial Statements

THE VARSITY GROUP, INC.

STATEMENT OF CASH FLOWS
(Unaudited)

For the six months ended                                  June 30, 2003
-----------------------------------------------------------------------
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                 $  12,991
  Adjustments to reoncile net income to net cash (used in)
   operating activities:
   Depreciation                                                 31,705
   Decrease (Increase)  in:
     Accounts receivable                                      (534,338)
     Loan to employees                                           1,800
     Other assets                                             (108,924)
   Increase (Decrease) in:
     Accounts payable and accrued expenses                      28,596
     Bank overdraft                                            258,519
     Prefunded payroll                                        (525,877)
                                                             ---------
Net cash flows (used in) operating activities                 (835,528)
                                                             ---------

CASH FLOW FROM INVESTING ACTIVITIES
    Purchase of property and equipment                          (6,358)
                                                             ---------
Net cash flows (used in) investing activities                   (6,358)
                                                             ---------

CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from bank loan                                      449,630
  Proceeds from Officers' Loan                                 115,000
                                                             ---------
Net cash flows provided by financing activities                564,630
                                                             ---------

NET (DECREASE) IN CASH                                        (277,256)

CASH AT BEGINNING OF YEAR                                      287,128
                                                             ---------

CASH AT END OF YEAR                                          $   9,872
                                                             =========

See Notes to Interim Unaudited Financial Statements

NOTE 1 - NATURE OF BUSINESS

The Varsity Group, Inc. (the "Company) is a professional employer organization ("PEO"), which provides professional employer services for small to medium-sized businesses nationwide. The company provides a broad range of services, including human resources consulting, payroll administration, risk management, benefits administration, and unemployment services to their clients. Additionally, the Company offers health and dental, insurance, defined contribution retirement plan, and cafeteria plan benefits to clients.




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Presentation of Interim Information: The financial information at June 30, 2003 and for the six months ended June 30, 2003 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial information set forth herein, in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information. Accordingly, such information does not include all of the information and footnotes required by U.S. GAAP for annual financial statements.

The results for the six months ended June 30, 2003 may not be indicative of results for the year ending December 31, 2003 or any future periods.


Use of Estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Allowance for Doubtful Accounts The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of receivables. These estimated losses are based on historical experience in addition to a review of current year status. For the six months ended June 30, 2003, management believes all accounts are collectible; therefore, an allowance for doubtful accounts has not been provided.

In prior years, the Company incurred a bad debt loss of approximately $331,000. The amount is currently being collected and will be recognized as other income. For the six months ended June 30, 2003, the Company had collected $121,400.


Loss Per Common Share The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.


See Notes to Interim Unaudited Financial Statements

NOTE 3- GOING CONCERN


The Company has incurred substantial losses, has accumulated deficit, and needs additional working capital. Those matters raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management's successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.





NOTE 4 - RELATED PARTY TRANSACTIONS

Advances made to a shareholder of the Company were $58,862 as of June 30, 2003. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

Advances made by a shareholder of the Company totalling $171,287 at June 30, 2003 are recorded as notes payable to officer on the balance sheet. There is no formalized repayment terms or due dates related to the advances.

NOTE 5 - LINE OF CREDIT

The Company had a line of credit with a bank in the amount of $50,000. The line carries an interest rate of bank's prime rate (4 % at June 30, 2003), and requires monthly interest payments. The line is unsecured. The outstanding borrowing against on this line as of June 30, 2003 was $49,510. On September 10, 2003, the balance is in default.

NOTE 6 - NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

                                           June 30, 2003
Numerator:
  Net income                               $      12,991
                                           -------------

Denominator:
  Weighted Average of Common Shares                  200
                                           -------------

Per share of common stock:
  Net (loss) per share-basic and diluted   $          65
                                           =============

See Notes to Interim Unaudited Financial Statements

NOTE 7 - BANK LOAN

The company has secured a letter of credit in the amount of $450,000, personally guaranteed by the shareholders, in connection with insurance coverage. As of June 30, 2003, the letter of credit had an outstanding balance of $449,630.


NOTE 8 - PENDING BUSINESS COMBINATION

On May 22, 2003, the Company enter into an acquisition agreement with Age Research, Inc. ("Buyer"). The Company shall sell and transfer to Buyer all of the Company's issued and outstanding common stock in exchange of 9,343,920 post reverse split shares of the common stock of the Buyer. The acquisition will be accounted for as a purchase. As of the report date, the acquisition is not completed yet.



See Notes to Interim Unaudited Financial Statements